FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                               Insured:     {John Doe}
                                Owner:      {John Doe}
----------------------------------------------------------------------------
                  Payment Class:            {Standard Non-Smoker}
----------------------------------------------------------------------------

       Policy Number:        {SPECIMEN}
         Face Amount:        {100,000}            Issue Age:      {35}
                 Sex:        {Male}               Issue Date:      {03/01/2002}

                   THIS IS A LEGAL CONTRACT--READ IT CAREFULLY



ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK promises to pay the death benefit to the beneficiary on death of the insured upon receipt of the due proof of death of the insured.


PLEASE EXAMINE THE APPLICATION. We issued this policy based upon the answers in the application (copy included) and receipt of your initial premium. If all answers are not complete and true, the policy may be affected.


RIGHT TO CANCEL YOUR POLICY. You may cancel this policy by returning it to Allstate Life Insurance Company of New York, or our agent, within 10 days after you receive it. Return of the policy by mail is effective on being postmarked, properly addressed and postage prepaid. We will return all payments made for this policy to you.

This policy may not qualify as life insurance after attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before choosing to continue the policy after age 100.


    [GRAPHIC OMITTED][GRAPHIC OMITTED]       [GRAPHIC OMITTED][GRAPHIC OMITTED]
          Michael J. Velotta                          Casey J. Sylla
              Secretary                                   Chairman


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   Home Office

                           Farmingville, NY 11738-9095


                  A Legal Reserve Stock Life Insurance Company


                      FLEXIBLE PREMIUM VARIABLE LIFE POLICY
                   Minimum Premium Required in the First Year
                  Death Benefit Payable on the Insured's Death
                       Flexible Premiums Payable for Life

                 The Death Benefit and other Values provided by
               this Policy are based on the investment experience of the Separate Account, the fixed account earnings, and other flexible factors. These values may vary based on investment and earnings experience and are not guaranteed as to a fixed dollar amount. The amount payable on the insured's death is described in the Death Benefit section of this contract.


                                Nonparticipating


NYLU599                                                   Page 1

                                SUMMARY OF POLICY


This policy insures the life of the insured. If the insured dies while this policy is in force, the death benefit will be paid to the beneficiary.

Payments for this policy are flexible. They may be made during the lifetime of the insured.

During the lifetime of the insured, you may:

       ...change the planned payments and time between payments;

       ...obtain policy loans;

       ...change the beneficiary;

       ...change the death benefit option;

       ...surrender the policy for its net surrender value;

       ...exercise the other rights provided.

This is only a summary of the policy terms. The detailed provisions of this policy will control. The provisions of your policy are set forth in the following sections:

         Policy Data.............................Page 3          Policy Value..............................Page 13
         Definitions.............................Page 7          Surrender Value...........................Page 15
         Death Benefit...........................Page 9          Loans.....................................Page 16
         Beneficiary.............................Page 10         Other Terms of Your Policy................Page 16
         Ownership...............................Page 10         Exchange of Plan..........................Page 21
         Premium Payment.........................Page 11         Application.................................Insert
         Account Provisions......................Page 12         Benefit Riders (if any)......................Insert



                           READ YOUR POLICY CAREFULLY





NYLU599  .........         .........                      Page 2

                                   Policy Data


                 Insured:  {John Doe}
                   Owner:  {John Doe}
           Payment Class:  {Standard Non-Smoker}
           Policy Number:  {Specimen}
             Face Amount:  {$100,000}               Issue Age:  {35}
                     Sex:  {Male}                  Issue Date:  {03/01/2002}

          Monthly Deduction Day 01
             Benefit Description

                                                                Year of Expiry
                                                                  or Maturity

Flexible Premium Variable Life

Insurance - (Death Benefit Option {1})                                  Life


Additional Insured Rider (See Page 5B for Details)

Primary Insured Term Rider (See Page 5A for Details)

                               Payment Information

                                Required Payment               {$544}
                                Planned Annual Payment         {$842}



The payment of a monthly {SAFETY NET} premium of {$45.34} is guaranteed to keep this policy in force for {20} years, assuming no loans or withdrawals are taken. See {SAFETY NET} Premium Provision on Page 10 for details. At the end of the {20} years, an additional lump sum payment may be required to keep this policy in force. You may contact us for additional information.

Notwithstanding the safety net guarantee, this policy may lapse even if planned premiums are paid, due to changes in the current interest rate being credited on the fixed account, the investment performance of the funds in the Separate Account, changes in the current expense loads or cost of insurance rates, loans and partial withdrawal activity, or changes in death benefit options.





NYLU599  .........         .........                     Page 3

                                   Allocations
               Separate Account: Allstate Life Insurance Company of New York
                              Variable Life Account


...................         .........                                   Payment Deduction
Subaccount........         .........                                   Allocation %
----------                                                             ------------
{Janus Worldwide Subaccount}........                                   {20}
{Fidelity VIP Growth Subaccount}....                                   {75}
{Fixed Account}...         .........                                   {5}


                                  Fixed Account
Minimum Guaranteed Annual Interest Rate                                         {4.00%}
Minimum Guaranteed Monthly Interest Rate                                        {.327374%}

Minimum Withdrawal Amount  .........                                            {$500}

Minimum Transfer Amount    .........                                            {$100}

Loan Credited Rate         .........                                            {4.00%}

Maximum Loan Interest Rate Charged
         On preferred loans.........                                            {4.00%}
         On standard loans .........                                            {5.00%}


                         Expense Deductions and Charges
Annual Mortality and Expense Risk Charge
         Policy Years 1-10 .........                                            {0.55%}
         Policy Years 11+  .........                                            {0.15%}
         .........         .........
Monthly Policy Fee         .........                           Current          {$7.50}
                                                               Guaranteed       $10.00

Annual Administrative Expense Charge
         Policy  Year 1-10 .........                                            {$0.5004}
         Policy Year 11+   .........                                            {$0.00}

Premium Expense Charge     .........                                            { 5.25%}

Partial Withdrawal Service Fee......                                            {$10}




                                           NYLU599 ......... ......... Page 3A

                            Surrender Charge Schedule

                    Surrender Charges for Initial Face Amount

The following represents the maximum surrender charges which may be assessed against your policy, assuming no elective increases in face amount.

              Policy                    Amount of                      Policy                      Amount of
               Year                      Charge                         Year                         Charge
               ----                      ------                         ----                         ------
                 1                      ${1047.00}                       6                          ${596.79}
                 2                       {1047.00}                       7                           {450.21}
                 3                       {1047.00}                       8                           {303.63}
                 4                       {889.95}                        9                           {157.05}
                 5                       {743.37}                        10                               {0}


                          Surrender Charge Percentages

Male Nonsmoker
                 Year       Year       Year      Year       Year       Year       Year       Year       Year       Year
Age                1          2         3          4          5          6          7          8          9         10
---                -          -         -          -          -          -          -          -          -         --
0-63              100        100       100        85         71         57         43         29         15          0
64                100        100        99        85         72         57         43         28         15          0
65                100        95         90        84         72         57         43         28         15          0
66                100        95         89        84         78         62         47         31         16          0
67                100        95         89        84         78         69         52         34         18          0
68                100        95         89        84         78         70         53         35         18          0
69                100        95         89        84         78         72         54         36         18          0
70-71             100        95         89        84         78         73         55         36         19          0
72-73             100        95         89        84         79         73         55         36         19          0
74-77             100        95         90        84         79         73         55         36         19          0
78-79             100        95         89        84         79         73         55         36         19          0
80                100        95         89        84         80         73         55         36         19          0

Male Smoker
                 Year       Year       Year      Year       Year       Year       Year       Year       Year       Year
Age                1          2         3          4          5          6          7          8          9         10
---                -          -         -          -          -          -          -          -          -         --
18-58             100        100       100        85         71         57         43         28         15          0
59                100        100        98        85         72         57         43         28         15          0
60                100        98         92        85         72         57         43         28         15          0
61                100        95         90        84         73         58         44         29         15          0
62                100        95         90        84         75         60         45         30         15          0
63                100        95         90        84         78         62         47         31         16          0
64                100        95         90        84         79         65         49         32         17          0
65                100        95         90        85         79         69         52         34         18          0
66                100        95         90        85         79         74         57         38         19          0
67                100        95         90        85         79         74         61         41         21          0
68                100        95         90        85         79         74         62         41         21          0
69                100        95         90        85         80         74         64         42         22          0
70-71             100        95         90        85         80         75         64         42         22          0
72                100        95         90        85         81         76         64         42         22          0
73                100        95         90        86         81         76         64         42         22          0
74                100        95         91        86         81         76         64         42         22          0
75                100        95         91        86         81         77         64         42         22          0
76-78             100        95         91        86         82         77         64         42         22          0
79                100        95         91        86         82         78         64         42         22          0
80                100        95         91        87         82         78         64         42         22          0




NYLU599  .........         .........                                                             Page 4
                            Surrender Charge Factors


                 Issue         Male              Male         Issue         Male              Male
                  Age        Nonsmoker          Smoker         Age        Nonsmoker          Smoker
               0               3.61              n/a         41             14.77            18.33
               1               3.61              n/a         42             16.07            19.38
               2               3.61              n/a         43             16.93            20.68
               3               3.68              n/a         44             18.27            22.06
               4               3.76              n/a         45             19.31            23.49
               5               3.84              n/a         46             20.18            24.77
               6               3.91              n/a         47             20.88            25.83
               7               4.02              n/a         48             22.18            27.14
               8               4.11              n/a         49             23.84            28.82
               9               4.23              n/a         50             24.99            30.69
               10              4.36              n/a         51             26.20            32.63
               11              4.46              n/a         52             27.48            34.66
               12              4.59              n/a         53             28.85            37.06
               13              4.72              n/a         54             30.46            39.62
               14              4.85              n/a         55             32.41            42.37
               15              4.94              n/a         56             33.54            45.07
               16              5.07              n/a         57             35.11            45.01
               17              5.19              n/a         58             36.89            48.05
               18              5.29              7.62        59             38.81            51.27
               19              5.40              7.85        60             40.83            54.37
               20              5.50              8.06        61             42.98            55.95
               21              5.63              8.32        62             45.23            55.94
               22              5.76              8.58        63             47.62            55.93
               23              5.90              8.89        64             50.15            55.92
               24              6.05              9.23        65             55.42            55.91
               25              6.28              9.59        66             55.76            55.92
               26              6.55              9.97        67             55.75            55.92
               27              6.84             10.40        68             55.73            55.91
               28              7.05             10.87        69             55.72            55.90
               29              7.44             11.40        70             55.70            55.89
               30              7.84             11.99        71             55.69            55.89
               31              8.11             12.43        72             55.69            55.90
               32              8.59             12.87        73             55.70            55.93
               33              9.20             13.30        74             55.72            55.97
               34              9.76             13.73        75             55.73            56.01
               35              10.47            14.31        76             55.73            56.05
               36              10.95            14.91        77             55.72            56.07
               37              11.53            15.56        78             55.69            56.07
               38              12.14            16.17        79             55.65            56.05
               39              13.04            16.84        80             55.62            56.04
               40              13.69            17.55






NYLU599  .........         .........                                                    Page 4A
                      Guaranteed Monthly Cost of Insurance

        Policy                   Rate                                        Policy                  Rate
         Year                  Per $1000                                      Year                Per $1000
         ----                  ---------                                      ----                ---------
           1                    0.14417                                        34                  2.49333
           2                    0.15167                                        35                  2.74833
           3                    0.16167                                        36                  3.03667
           4                    0.17250                                        37                  3.36583
           5                    0.18417                                        38                  3.74583
           6                    0.19833                                        39                  4.17583
           7                    0.21333                                        40                  4.64833
           8                    0.22917                                        41                  5.15333
           9                    0.24667                                        42                  5.68667
          10                    0.26583                                        43                  6.24417
          11                    0.28750                                        44                  6.82917
          12                    0.31083                                        45                  7.46000
          13                    0.33583                                        46                  8.15667
          14                    0.36333                                        47                  8.93750
          15                    0.39333                                        48                  9.81833
          16                    0.42750                                        49                  10.79500
          17                    0.46667                                        50                  11.84833
          18                    0.51167                                        51                  12.95417
          19                    0.56333                                        52                  14.09833
          20                    0.62083                                        53                  15.26333
          21                    0.68500                                        54                  16.44417
          22                    0.75500                                        55                  17.65750
          23                    0.82917                                        56                  18.92083
          24                    0.91167                                        57                  20.26333
          25                    1.00417                                        58                  21.73500
          26                    1.10750                                        59                  23.47917
          27                    1.22250                                        60                  25.81917
          28                    1.35500                                        61                  29.32167
          29                    1.50500                                        62                  35.08250
          30                    1.67167                                        63                  45.08333
          31                    1.85417                                        64                  62.09583
          32                    2.05167                                        65                  83.33333
          33                    2.26333





                                     NYLU599
                                     Page 5




                 Schedule of Primary Insured Term Rider Benefits

                             Policy Number XXXXXXXX

         .........         .........                                            Year of
         .........         .........                                            Expiry or
Primary Insured...         .........        Benefit                             Maturity
John Doe .........         .........$250,000.00                        03/01/2066
         .........         .........        Insured Rider

Age:     35
Sex:     MALE
Premium Class: NON-SMOKER PERMANENT FLAT EXTRA TABLE RATING




                      Guaranteed Monthly Cost of Insurance


Policy   .........         Rate.....                 Policy                     Rate
Year     .........         Per $1,000                Year                       Per $1,000
------------------------------------------------------------------------------------------
1        .........         0.36905..                 34                         3.77533
2        .........         0.37992..                 35                         4.14508
3        .........         0.39442..                 36                         4.56317
4        .........         0.41013..                 37                         5.04045
5        .........         0.42705..                 38                         5.59145
6        .........         0.44758..                 39                         6.21495
7        .........         0.46933..                 40                         6.90008
8        .........         0.49230..                 41                         7.63233
9        .........         0.51767..                 42                         8.40567
10       .........         0.54545..                 43                         9.21405
11       .........         0.57688..                 44                         10.06230
12       .........         0.61070..                 45                         10.97700
13       .........         0.64695..                 46                         11.98717
14       .........         0.68683..                 47                         13.11938
15       .........         0.73033..                 48                         14.39658
16       .........         0.77988..                 49                         15.81275
17       .........         0.83667..                 50                         17.34008
18       .........         0.90192..                 51                         18.94355
19       .........         0.97683..                 52                         20.60258
20       .........         1.06020..                 53                         22.29183
21       .........         1.15325..                 54                         24.00405
22       .........         1.25475..                 55                         25.76338
23       .........         1.36230..                 56                         27.59520
24       .........         1.48192..                 57                         29.54183
25       .........         1.61605..                 58                         31.67575
26       .........         1.76588..                 59                         34.20480
27       .........         1.93263..                 60                         37.59780
28       .........         2.12475..                 61                         42.67642
29       .........         2.34225..                 62                         51.02963
30       .........         2.58392..                 63                         65.53083
31       .........         2.84855..                 64                         83.33333
32       .........         3.13492
33       .........         3.44183

NYLU599  .........         .........                                                             Page 5A
                  Schedule of Additional Insured Rider Benefits

                             Policy Number XXXXXXXX

         .........         .........                                            Year of
         .........         .........                                            Expiry or
Additional Insured         .........                 Benefit                    Maturity
Sally Doe.........         .........        $100,000.00 Additional              03/01/2066
         .........         .........        Insured Rider

Age:     35
Sex:     FEMALE
Premium Class: NON-SMOKER TEMPORARY FLAT EXTRA TABLE RATING




                      Guaranteed Monthly Cost of Insurance


Policy   .........         Rate.....                 Policy                     Rate
Year     .........         Per $1,000                Year                       Per $1,000
------------------------------------------------------------------------------------------
1        .........         0.33014..                 34                         2.59268
2        .........         0.34406..                 35                         2.82509
3        .........         0.36076..                 36                         3.09785
4        .........         0.37885..                 37                         3.43046
5        .........         0.39834..                 38                         3.83821
6        .........         0.30199..                 39                         4.32669
7        .........         0.32704..                 40                         4.88893
8        .........         0.35209..                 41                         5.51656
9        .........         0.37714..                 42                         6.19570
10       .........         0.40219..                 43                         6.92354
11       .........         0.43003..                 44                         7.71123
12       .........         0.45925..                 45                         8.58380
13       .........         0.49126..                 46                         9.57606
14       .........         0.52466..                 47                         10.71723
15       .........         0.56224..                 48                         12.03235
16       .........         0.60399..                 49                         13.51586
17       .........         0.64991..                 50                         15.15108
18       .........         0.70279..                 51                         16.91989
19       .........         0.76124..                 52                         18.80976
20       .........         0.82109..                 53                         20.81794
21       .........         0.88510..                 54                         22.94580
22       .........         0.94911..                 55                         25.21004
23       .........         1.01174..                 56                         27.62876
24       .........         1.07436..                 57                         30.25761
25       .........         1.14534..                 58                         33.19543
26       .........         1.22884..                 59                         36.64954
27       .........         1.33183..                 60                         41.08618
28       .........         1.45986..                 61                         47.45861
29       .........         1.61711..                 62                         57.59830
30       .........         1.79386..                 63                         74.76590
31       .........         1.98451..                 64                         83.33333
32       .........         2.18214
33       .........         2.38393

NYLU599
Page 5B
                          Paid-Up Endowment at Age 100
                                   [Nonsmoker]
         .........Amount per $100...                                                    Amount per $100
Attained .........of Net Surrender Value                               Attained         of Net Surrender Value
Age      .........Males    .........Females                            Age              Males             Females
---               -----             -------                            ---              -----             -------
0        .........[1262.45 .........1468.55]                           50               [262.94           296.52]
1        .........[1250.63 .........1447.85]                           51               [254.84           287.44]
2        .........[1216.35 .........1407.45]                           52               [247.06           278.69]
3        .........[1182.10 .........1367.03]                           53               [239.59           270.27]
4        .........[1148.19 .........1327.04]                           54               [232.44           262.18]
5        .........[1114.45 .........1287.67]                           55               [225.59           254.40]
6        .........[1080.83 .........1248.81]                           56               [219.03           246.90]
7        .........[1047.43 .........1210.38]                           57               [212.76           239.66]
8        .........[1014.33 .........1172.69]                           58               [206.75           232.67]
9        ......... [981.77..........1135.76]                           59               [201.00           225.89]
10       ......... [949.94..........1099.61]                           60               [195.49           219.34]
11       ......... [919.02..........1064.35]                           61               [190.22           213.01]
12       ......... [889.32..........1030.08]                           62               [185.19           206.91]
13       ......... [861.11.........  997.03]                           63               [180.40           201.06]
14       ......... [834.49.........  965.16]                           64               [175.84           195.47]
15       ......... [809.46.........  934.38]                           65               [171.50           190.14]
16       ......... [785.58.........  904.66]                           66               [167.37           185.04]
17       ......... [762.77.........  875.94]                           67               [163.45           180.16]
18       ......... [740.82.........  848.11]                           68               [159.71           175.47]
19       ......... [719.52.........  821.14]                           69               [156.15           170.95]
20       ........  [698.76.........  794.99]                           70               [152.76           166.60]
21       ......... [678.41.........  769.58]                           71               [149.53           162.42]
22       ......... [658.37.........  744.90]                           72               [146.48           158.42]
23       ......... [638.60.........  720.87]                           73               [143.61           154.62]
24       ......... [619.11.........  697.54]                           74               [140.92           151.03]
25       ......... [599.91.........  674.87]                           75               [138.40           147.66]
26       ......... [581.00.........  652.86]                           76               [136.04           144.48]
27       ......... [562.45.........  631.52]                           77               [133.83           141.49]
28       ......... [544.30.........  610.80]                           78               [131.74           138.66]
29       ......... [526.58.........  590.71]                           79               [129.76           135.99]
30       ......... [509.31.........  571.26]                           80               [127.89           133.46]
31       ......... [492.51.........  552.39]                           81               [126.11           131.07]
32       ......... [476.21.........  534.12]                           82               [124.44           128.83]
33       ......... [460.40.........  516.42]                           83               [122.88           126.73]
34       ......... [445.10.........  499.29]                           84               [121.43           124.79]
35       ......... [430.32.........  482.74]                           85               [120.10           123.00]
36       ......... [416.03.........  466.74]                           86               [118.87           121.34]
37       ......... [402.23.........  451.33]                           87               [117.72           119.79]
38       ......... [388.93.........  436.49]                           88               [116.65           118.34]
39       ......... [376.10.........  422.22]                           89               [115.62           116.97]
40       ......... [363.75.........  408.49]                           90               [114.61           115.67]
41       ......... [351.85.........  395.29]                           91               [113.61           114.40]
42       ......... [340.40.........  382.61]                           92               [112.58           113.14]
43       ......... [329.38.........  370.42]                           93               [111.50           111.87]
44       ......... [318.76.........  358.67]                           94               [110.33           110.56]
45       ......... [308.54.........  347.34]                           95               [109.06           109.19]
46       ........  [298.70.........  336.42]                           96               [107.72           107.78]
47       ......... [289.24.........  325.89]                           97               [106.34           106.36]
48       ......... [280.14.........  315.74]                           98               [105.03           105.03]
49       ......... [271.37.........  305.95]                           99               [104.00           104.00]

NYLU599  .........         .........                                                             Page 6


                                   DEFINITIONS


When these words are used in this policy, they have the meaning stated:

"app"
The application which you completed requesting this policy.


"attained age"
The age of the insured on the policy anniversary, determined by the insured's last birthday.


"benefit rider"
An additional benefit we are providing


"face amount"
The initial death benefit, shown on Page 3, adjusted for any changes in accordance with the terms of this policy.

"fixed account"
The portion of policy value invested in our general account.

"fund"
A series mutual fund.

"in force"
A term used to describe when the insured's life is covered under the terms of this policy.



NYLU599

"increase age"

The attained age of the insured as of the effective date of an increase in face amount.


"increase year"
A twelve month period beginning on the effective date of an increase in face amount.

"insured"
The person whose life is covered by this policy as shown on Page 3.

"issue age"
The age of the insured at the time this policy was issued (issue date) determined by the insured's last birthday.

"issue date"
The date the policy is issued, as shown on Page 3. It is used to determine policy years and policy months in the policy.

"loan account"
An account established for amounts transferred from the subaccounts and the fixed account as security for outstanding policy loans.

"monthly-automatic payment"
A method of making payments each month automatically; for example, by bank draft or salary deduction.

"monthly deduction day"
The day of the month on which deductions are made. This will be the same day in each month as the issue date, shown on Page 3. If a month does not have that day, the deduction will be made the last day of that month.








         .........         .........        Page 7

"net"
Used in reference to the death benefit, policy value or surrender value. This means that this item has been reduced by any policy debt.

"net death benefit"
The death benefit less any policy debt.

 "net investment factor"
An index applied to measure the net investment performance of a subaccount from one valuation date to the next. It is used to determine the policy value of a subaccount in any valuation period.

"net policy value"
The policy value less any policy debt.

"net premium"
The gross premium less the premium expense charge.

"net surrender value"
The amount you would receive upon surrender of this policy, equal to the surrender value less any policy debt. The net surrender value must be positive in value for the policy to remain in force, unless the safety net premium factor is in effect.

"payment class"
The class into which the insured is placed, determined by our rules for providing insurance coverage.

"policy anniversary"
The same day and month as your issue date for each subsequent year your policy remains in force.






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"policy data"
The pages of this policy which identify specific information about the insured and the benefits.

"policy debt"
The sum of all unpaid policy loans and accrued interest thereon.

"policy month"
A one month period beginning on the same day of the month as the issue date of the policy.

"policy value"
The sum of the values of your interests in the subaccounts of the separate account plus the value of the fixed account and the loan account. The amount from which monthly deductions are made and the death benefit is determined.

"policy year"
A twelve month period beginning on an anniversary of the issue date.

"portfolio(s)"
The underlying mutual fund(s) (or investment series thereof) in which the subaccounts invest.

"required payment"
The minimum premium which must be paid to keep the policy in force for the first year.

 "separate account"

A segregated investment account of the Company entitled Allstate Life of New York Variable Life Separate Account A.











         .........         .........        Page 8

"subaccount"
A subdivision of the separate account invested wholly in shares of one of the portfolios.

"surrender value"
The policy value less any applicable surrender charges.

"valuation date"
Each day the New York Stock Exchange ("NYSE") is open for business.

"valuation period"
The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

"we","us","our"

Our company, Allstate Life Insurance Company of New York.


"you", "your"
The person(s) having the rights and privileges of ownership defined in the policy.


                                  DEATH BENEFIT

If the insured dies while this policy is in force, we will pay the death benefit when we have received due proof of death. The death benefit will be based on:

1.       The death benefit option in effect on the date of death; and

2.       Any increases or decreases to the face amount.







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The death benefit will be reduced by any policy debt less any unpaid monthly deduction amounts occurring during a grace period. If the proceeds are not paid within 30 days after we receive due proof of death of the insured, we will pay interest on the proceeds. Interest will accrue at the legal rate of interest and will accrue from the date of death until the claim is paid.

death benefit option

While the insured is alive you may choose between two death benefit options:

If you select Option 1, the death benefit will be the greater of:

a.   The face amount on the date of death;

     or

b. The percentage of the policy value shown in the Compliance with Federal Laws Provision.

If you select Option 2, the death benefit will be the greater of :

a.   The face amount plus the policy value on the date of death; or

b. The percentage of the policy value shown in the Compliance with Federal Laws Provision.

The initial death benefit option selected by you is stated in the app.

change of death benefit option

At any time after the first policy year, you may request us to change the death benefit option by writing to us. If you ask to change from Option 2 to Option 1, the face amount will be increased by the amount of the policy value. If you ask to change from Option 1 to Option 2, the face amount will be decreased by the amount of the policy value.

The change will take effect on the monthly deduction day on or following the date we receive the written request. We will provide to you an endorsement showing the actual start date of the death benefit option change and the new face amount. We reserve the right to limit the frequency of the death benefit option changes made under this policy.

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change of face amount

At any time after the first policy year, you may request either of the following changes by writing us. The request will take effect on the monthly deduction day on or following the date we approve the request:

1. Increasing the face amount. You must submit a new app for an increase in face amount. We will require due proof that the insured is still insurable. We reserve the right to limit the amount of any increases made under this policy. The face amount may not be increased more than once in any 12 month period.

2. Decreasing the face amount. A decrease in face amount will first be applied against the most recent increase, then to the next most recent increase successively, and finally to the initial face amount. The face amount in effect after any decrease may not be less than $100,000. If you request a partial withdrawal, the maximum partial withdrawal amount may not reduce the face amount below $25,000.

We will provide you an endorsement showing the start date of any increase or decrease and the new face amount. We reserve the right to limit the amount and frequency of any increase or decrease in face amount.

                                   BENEFICIARY


Subject to the terms and conditions of this policy, the beneficiary will receive the death benefit when the insured dies and we have received due proof of death. The beneficiary is as stated in the app unless changed.


The beneficiaries will receive the death benefits in the following order:

....Primary beneficiary, who will receive the death benefit if living when the insured dies.

....Contingent beneficiary, who will receive the death benefit if the primary beneficiary dies before the insured.

If a beneficiary dies at the same time as the insured or within fifteen days thereafter, we will pay the death benefit as if that beneficiary were not living when the insured died.


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If none of the named beneficiaries are living when the insured dies, the death benefit will be paid to you, if living, otherwise to your estate, unless otherwise provided.


We will pay the death benefit to the beneficiaries according to the most recent written instruction we have received from you. If we do not have any written instructions, we will pay the death benefit in equal shares to the beneficiaries who are to share the funds. If there is more than one beneficiary in a class and one of the beneficiaries predeceases you, the death benefit will be paid to the surviving beneficiaries in that class.

You may name new beneficiaries. We will provide a form to be signed and completed. You must file it with us. Upon our filing of the signed and completed form, it is effective as of the date you signed the form, subject to any action we have taken before we received it.

If you name one or more irrevocable beneficiaries, no change in the beneficiaries and no changes which affect policy values may be made without their consent. No beneficiary has any rights in this policy until the insured dies.

                                    OWNERSHIP

The insured is the owner if no other person is named in the app as owner. The owner controls the policy during the lifetime of the insured. Unless you provide otherwise, as owner, you may exercise all rights granted by the policy without the consent of anyone else. If the named owner dies before the insured, then the contingent owner named in the app is the new owner. If no owner named in this policy is living, then the owner will be the estate of the last named owner.

You may name a new owner. We will provide a form to be signed. You must file it with us. Upon receipt, it is effective as of the date you signed the form, subject to any action we have taken before we received it.

You may assign this policy or an interest in it to another. You must do so in writing and file the assignment with us. No assignment is binding on us until we receive it. When we receive it, your rights and those of the beneficiary will be subject to the assignment.

We are not responsible for the validity of any assignment you make.



         .........         .........        Page 10


                                 PREMIUM PAYMENT

payments

Premiums for this policy are referred to as payments. The planned payment, required payment and the time between payments are shown on Page 3.

Payments are flexible. This means you may change the amount of planned payments and the time between payments. During the first year, you must pay an amount at least as great as the required payment.

We must have received the first payment on or before the issue date. This policy will not be in effect before this amount is received.

We will send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a monthly-automatic payment. We may establish limits on both the amount of payment and the time between payments.


Payments must be sent to our home office. The amount you pay will affect the policy value. If you pay too little, the policy will stop subject to the grace period. No payments will be accepted after attained age 100, except as needed to keep the policy from lapsing.


allocation of premium payments

We will invest the net premium payments in the fixed account and the subaccounts you select. You must specify your allocations on the app, in whole percents from 0% to 100%. The total allocation must equal 100%. You initially may allocate your policy value to up to twenty-one options, counting each subaccount and the fixed account as one option. All net premium payments not requiring underwriting will be allocated to the subaccounts and fixed account as of the date payments are received at our home office. Premium payments requiring underwriting will not be credited with interest or earnings prior to the issue date. We will allocate such net premium payments, plus earnings and less monthly deductions, once underwriting approval is received and all outstanding requirements are satisfied, to the subaccounts and fixed account specified on the app or your most recent instructions. You may change the allocation percentages at any time by writing us. Any change will be effective when we receive it.

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We reserve the right to allocate premium payments to the fixed account during the Right to Cancel Your Policy period described on Page 1 of this policy. Transfer of premiums from the fixed account at the end of the Right To Cancel Your Policy period will not be considered one of your free transfers.

grace period

Except as provided in the safety net premium provision below, if on any monthly deduction day the net surrender value is determined to be less than the monthly deduction for the current policy month, you will be given a grace period of 61 days. This policy will be in force during the grace period. If you do not make sufficient payment by the end of the grace period, the policy will stop. If the insured dies during the grace period, we will deduct any monthly deductions from the amounts we pay.

We will send a written notice to the most recent address we have for you and any assignee at least 30 days prior to the day coverage stops.

safety net premium

If total payments, less partial withdrawals and policy debt, are greater than or equal to the sum of the monthly safety net premium times the number of months elapsed since the issue date, then the policy is guaranteed to stay in force for a predetermined time period as shown on Page 3, even if the net surrender value becomes insufficient to cover monthly deductions. The safety net premium is equal to the required payment for the first policy year.

If at any time the total payments, less partial withdrawals and policy debt, are less than the sum of the monthly safety net premium times the number of months elapsed, we will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the safety net premium provision will no longer be in effect. Once it is not in effect, it cannot be reinstated, and the policy will continue in force only so long as its net surrender value is sufficient to pay the monthly deductions and for any corresponding grace period.







         .........         .........Page 11

 Increases, decreases, partial withdrawals, death benefit option changes, and additions or deletions of benefit riders, may affect the monthly safety net premiums.

reinstatement

Prior to the death of the insured and if this policy has not been surrendered, this policy may be reinstated provided you:

1. Make your request within five years of the date the policy entered the grace period;

2. Give us the proof we require that the insured is still insurable in the same payment class that the policy was issued;

3. Pay an amount large enough to cover the unpaid monthly deductions for the grace period;

4.   Make a payment  sufficient to keep the policy in force for 3 policy months;
     and

5.   Repay or ask us to reinstate any loan.

The policy value on the reinstatement date will reflect the policy value at the time of termination and premiums applied at the time of reinstatement. Surrender charges will continue to be based on the original policy date.

When this policy is reinstated, a new two-year contestable period will apply with respect to statements made in the application for reinstatement. The contestable period is explained in the incontestability provision on Page 17.

ACCOUNT PROVISIONS

assets of the separate account

The separate account, shown on Page 3A, is a separate investment account to which we allocate assets contributed under this and certain other life insurance policies. We will have exclusive and absolute ownership and control of the assets of our separate accounts. The assets of the separate account will be available to cover the liabilities of our general account only to the extent those assets exceed the liabilities of that separate account arising under the variable life policies supported by that separate account.






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The assets of the separate account will be valued at least as often as any policy benefits vary, but at least monthly. Our determination of the value of the accumulation unit by the method described in this policy will be conclusive.

assets of the fixed account

At any time while this policy is in force, you may allocate premiums, or transfer from an existing subaccount, to a fixed account. The fixed account will earn interest at the current rate declared by us, on the monthly deduction day. The rates we declare are effective annual interest rates. This means we credit interest at a rate which compounds over one year to the interest rate we declare. The minimum guaranteed monthly interest rate used to compute policy values in the fixed account is shown on Page 3A. Compounded monthly, this is the same as the minimum guaranteed annual interest rate shown on Page 3A. We may use an interest rate greater than the minimum guaranteed interest rate, but are not obligated to do so.

transfer and transfer fees

You may transfer amounts between subaccounts and/or the fixed account, including after attained age 100. We reserve the right to impose a $10 transfer fee on the second and subsequent transfers within a calendar month, and to impose a minimum size on transfer amounts as shown on page 3A, and to limit the number of transfers in any policy year. Additional restrictions apply to transfers from/to the fixed account as discussed below.

Transfers from the fixed account to the subaccounts may only be made during the 60 day period beginning on the issue date or the policy anniversary. Transfer requests received at any other time will not be processed. The maximum amount which may be transferred from the fixed account during a policy year is the greater of:

1.       30% of the fixed account balance as of the last policy anniversary; or

2.       the greatest amount of any prior transfer from the fixed account.

At any time, without notice, we may suspend, modify or terminate your privilege to make transfers via the telephone or via other electronic or automated means.





         .........         .........        Page 12

We reserve the right to refuse any transfer request for an owner or certain owners if, in our sole discretion:

o We believe that excessive trading by such owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on unit values or the share prices of the underlying mutual funds or would be to the disadvantage of other policy owners; or

o We are informed by one or more of the underlying mutual funds that the purchase of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

Such restrictions may also be applied in any other manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other policy owners.

separate account modifications


We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund shares underlying the subaccounts of the separate account. We will not substitute any share attributable to your interest in a subaccount without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.The approval process is on file with the insurance commissioner of the state where this policy is delivered.


If there is a material change in the investment policy of the separate account, you may exchange this policy, within 60 days of notification of the change, for a policy in which values do not vary with the investment experience of the separate account. This exchange will be implemented by transferring your policy value to the fixed account and removing your future right to allocate funds to the separate account. We may require you to return this policy to us to amend before this exchange will be processed. This transfer will not be subject to the excess transfer fee.

We reserve the right to establish additional subaccounts of the separate account, each of which would invest in shares of another portfolio of the mutual fund or another mutual fund. You may then instruct us to allocate premium payments or transfers to such subaccounts, subject to any terms set by us or the mutual fund.


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In the event of any such substitution or change, we may by endorsement make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the policies, the separate account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

                                  POLICY VALUE

On the issue date or, if later, the date the first premium is received, the policy value is the net premium less the monthly deduction for the first policy month.


On any other day, the policy value is the sum of the values in each subaccount, plus the value of the fixed account and the loan account. The minimum policy value is zero.


On each valuation date, the value in a subaccount is:

1. The value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the subaccount for the current valuation period, plus

2. Any net premium received and allocated to the subaccount during the current valuation period, plus

3. Any policy value transferred to the subaccount during the current valuation period, minus

4. Any policy value transferred from the subaccount during the current valuation period, minus

5. Any partial withdrawals from the subaccount during the current valuation period, minus

6. The portion of any monthly deduction allocated to the subaccount during the current valuation period for the policy month following the monthly deduction day.




                                            Page 13
The value in the fixed account equals:

1.       Any net premiums allocated to it, plus

2.       Any policy value transferred to it from the subaccounts, plus

3.       Interest credited to it, minus

4.       Any policy value transferred out of it, minus

5.       Any partial withdrawals taken from it, minus

6.       Any monthly deduction  charge taken from it.

All policy values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with appropriate regulatory authorities.

net investment factor

The net investment factor measures investment performance of a subaccount during a valuation period. The net investment factor is (1) divided by (2) where:

1.   is the net result of:

     a. the net asset value per share of the portfolio held in the subaccount at the end of the current valuation period, plus

     b. the per share amount of any dividend or capital gain distribution made by the portfolio during the current valuation period, plus or minus

     c. a per share credit or charge with respect to any taxes which we paid or for which we reserved during the valuation period which are determined by us to be attributable to the operation of the subaccount (no federal income taxes are applicable under present law).

2. is the net asset value per share of the portfolio held in the subaccount at the end of the last prior valuation period.

premium expense charge

Upon receipt of each payment and before allocation of the payment to the subaccounts or fixed account, we will deduct a premium expense charge. This charge, shown on Page 3A, is a percentage of the premium received.




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administrative expense charge

The monthly administrative expense charge is equal to the administrative expense charge rate shown on Page 3A for the appropriate policy year, divided by 12, times the initial face amount, divided by 1000. This charge covers administration expenses and issuance costs. The applicable charge varies based on issue age of the insured.

A monthly administrative expense charge will also be assessed for each increase in face amount for the first 10 policy years following the effective date of each increase. The applicable charge is equal to the amount of increase times a rate, that varies based on the attained age of the insured, divided by 1000. The applicable charge will be stated on the endorsement sent to you if your policy's face amount is increased.

monthly deductions

The monthly deduction is the sum of:

1.       A policy fee as shown on Page 3A;
2.       The administrative expense charge;
3.       The mortality and expense risk charge;
4.       The cost of insurance for the policy; and
5.       The cost of any benefit riders attached to the policy.

No cost of insurance charge or policy fee will be assessed after the policy anniversary following the insured's 100th birthday.






                           .........        Page 14
risk charge

The monthly mortality and expense risk charge is equal to the annual mortality and expense risk rate shown on Page 3A for the appropriate policy year, divided by 12, times the total value in the subaccount on the monthly deduction day.

Specifically, we bear the risk that the total amount of death benefits payable will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the policy will not be covered by administrative charges assessed.

cost of insurance

The cost of insurance is determined as follows:

1. Divide the death benefit as of the prior monthly deduction day by 1.00327374.

2. Subtract the policy value as of that prior monthly deduction day, and divide the result by 1000;

3. Multiply the results by the current cost of insurance rate. The cost of insurance rate is based on the insured's sex, issue age, policy year, and payment class. The rates will be determined by us, but they will never be more than the guaranteed rates shown on Page 5.


                                 SURRENDER VALUE

You may terminate your policy for its net surrender value, which may be paid in cash or under an income plan.

The net surrender value of this policy is the amount we will pay you if you ask us to stop this policy. It is equal to the policy value less the surrender charge less any policy debt. If the surrender charge is greater than the policy value, the surrender value is zero.

Termination will be effective on the date we receive your written request. We may require that your policy accompany your written request before making any payment.

surrender charge

The maximum surrender charges we will assess, based on the face amount at issue, are shown in the Surrender Charge Schedule on Page 4.



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An additional layer of surrender charge will apply to an elective increase in face amount. The new layer of surrender charge will be positive for nine years from the effective date of the increase. The initial surrender charge on an increase is an amount per thousand of increase which varies by increase age, as shown in the Table on Page 4. The charge for any increase year can be calculated from the Table on Page 4 as follows:

1.       The amount per $1000 of increase, times
2.       The increase amount divided by 1000, times
3.       The Surrender Charge Percentage.

continuation of coverage

If you stop making payments, this policy and any riders will remain in effect as long as the net surrender value covers the monthly deductions or the policy is still in force as defined in the monthly guarantee premiums provision. This provision does not continue any riders beyond their normal termination dates.


reduced paid-up endowment

You may stop making payments and keep the policy in force as reduced paid-up endowment at age 100 insurance. The policy value will be transferred to the fixed account, and the net surrender value will be used as a single premium based on the insured's sex and age at the time the option is elected. The amounts of paid-up endowment at age 100 which can be purchased per $100 of net surrender value are shown on page 6. To request this benefit, write us. The reduced paid-up policy will have its own surrender value. The surrender value of a paid-up option surrendered within 30 days of a policy anniversary will not be less than the present value of future guaranteed benefits on the anniversary.


partial withdrawal


You may request a partial withdrawal of your net surrender value after the first policy year by writing to us. Your partial withdrawal will be effective on the next valuation date. You may specify how much of your partial withdrawal you wish taken from each subaccount or from the fixed account. However, you may not withdraw from the fixed account more than the total withdrawal times the ratio of the fixed account to your total policy value immediately prior to the withdrawal. The partial withdrawal service fee, as shown on Page 3A, may be deducted from the subaccounts and fixed accounts in the same proportion as the partial withdrawal, including on partial withdrawals after attained age 100.



                           .........        Page 15

The policy value will be reduced by the amount of any partial withdrawal. Any policy with Death Benefit Option 1 will also have a reduction in the face amount. Partial withdrawals will first be applied to the most recent increase in face amount successively, and finally to the initial face amount. The minimum partial withdrawal amount is shown on Page 3A and the maximum partial withdrawal amount may not reduce the net surrender value below $500. In addition, the maximum partial withdrawal amount may not reduce the face amount below $25,000.


basis of values

Minimum surrender values are based on the 1980 CSO Mortality Table, age last birthday, male or female, smoker or nonsmoker, as appropriate. The minimums are not less than those required by the state in which the app is signed.

                                      LOANS


You may have a loan if you assign this policy to us as sole security. The amount of any loan request must not be such that the total amount of outstanding loans, loan interest, plus the requested loan exceeds 90% of the surrender value. Policy loans remain available after attained age 100.


We will ordinarily disburse proceeds of policy loans within seven days from the date of receipt of a request for a loan at our home office, although payments may be postponed under certain circumstances as detailed in the "deferment of payments" section on Page 21. As long as the policy remains in force, the loan may be repaid in whole or in part without penalty at any time while the insured is living.

loan interest

An amount equal to your policy value less all premiums paid may be taken as a preferred loan. The annual loan interest rate charged for preferred loans is shown on Page 3A. A standard loan is the amount that may be borrowed from the sum of premiums paid. The annual loan interest rate for standard loans is shown on Page 3A.







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Interest on policy loans accrues daily and is due at the end of each policy year. Any interest not paid when due becomes part of the policy loan and will bear interest at the rates described in this provision.

When a policy loan is made, a portion of the policy value sufficient to secure the loan will be transferred to the loan account reducing the policy value in the separate account. Any loan interest that is due and unpaid will also be so transferred. All loan amounts will be transferred from the subaccounts and the fixed account to the loan account in the same allocation percentages as specified for premium payments. However, we will not withdraw loan amounts from the fixed account equaling more than the total loan multiplied by the ratio of the fixed account to your total account value immediately prior to the loan. Amounts transferred to the loan account will no longer be affected by the investment experience of the separate account and will instead accrue interest at the annual loan credited rate as shown on Page 3A.

loan repayment


You may pay back your loan and loan interest at any time, including after attained age 100. Payments must be designated as a loan repayment in order to be applied to the loan and loan interest. If you do not, we will deduct the loan and loan interest from the amounts we pay.


If your loan and loan interest exceed the surrender value, this policy will stop except as provided in the grace period section. We must mail a notice to you and all assignees at least 30 days before the policy stops.


                           OTHER TERMS OF YOUR POLICY

our contract with you


This policy, including any endorsements or riders, and the signed app are your entire contract with us. We issued it based upon your app and the payment made by you. A copy of the app is attached. Any supplemental app will also be attached to and made a part of the contract.

We will not use any statements, except those made in the app and any supplemental app, to challenge any claim or to avoid any liability under this policy. The statements made in the app will be treated as representations and not as warranties.

Only our officers have authority to change this policy. No agent may do this. Any change must be written.

when protection starts

The issue date is the date when this policy becomes effective if the insured is then living and the first payment has been made.

termination

This policy will terminate upon the earliest of the following events:

1.       Surrender of the policy; or

2.       End of the grace period; or

3.       Death of the insured.

misstatement of age or sex

If the insured's age or sex shown on the app has been misstated, any proceeds will be adjusted to the amount which the initial safety net premium would have purchased at the correct age and sex.

incontestability

Except as provided in the next provision or in any attached rider with an incontestability provision, we may not contest this policy once it has been in force while the insured is alive for 2 years from its issue date except for failure to make payments that cause the net surrender value to be too small to cover the monthly deductions required to keep this policy and its riders in force. If this policy is issued as a result of a term conversion, the contestable period is measured from the issue date of the original term policy.

We may not contest any increase in face amount once it has been in force while the insured is alive for 2 years from the effective date of the increase.

We may not contest any reinstatement of this policy or any benefit riders after they have been in force while the insured is alive for two years from the reinstatement date.



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If the policy is rescinded under this provision:

1. We will only pay an amount equal to the policy value less any policy debt, unless otherwise prohibited by state laws or regulations; and

2.   The policy will stop.

suicide

If the insured dies by suicide within 2 years from the issue date of the policy:


1. We will only pay a refund of payments made less any policy debt and partial surrenders; and

2.   The policy will stop.


If this policy is issued as a result of a term conversion, the suicide period is measured from the issue date of the original term policy. If the insured dies by suicide within two years of the effective date of any increase in face amount, our liability with respect to the increase will be limited to the cost of insurance for the increase.

annual report

Each year we will send you an annual report following the policy anniversary. Each report will provide information on various transactions that took place during the policy year just completed, as well as information on the current status of the policy. This information will include items such as:

1.   The policy value as of the end of the current and prior year.

2.   Payments and withdrawals made during the year.

3.   The monthly deductions and expense charges made during the year.

4.   Earnings during the year.

5.   The current death benefit.

6.   The current surrender charges and surrender value.

7.   The amount of policy debt.

8.   Such additional information as required by applicable law or regulation.




                           .........        Page 17

If you ask us, we will send you an additional report at any time during the policy year. We may charge you for this extra report, but the charge will be no more than $25. We will tell you what the current charge is before sending the report.

conformity with state law

This policy is subject to the laws of the state where the app was signed. If any part of the policy does not comply with the law, it will be treated by us as if it did.

nonparticipating

This policy is nonparticipating. It does not share in our profits or surplus earnings. We will pay no dividends on this policy.

compliance with federal laws

The two requirements below are intended to maintain the status of this policy as life insurance under the current Internal Revenue Code:

First, the amount of payments that you may pay is limited by law. We will conduct a test no less frequently than annually, and return any excess payments.

Second, the death benefit payable may not be less that the applicable percentage of your policy value. This percentage is based on the attained age as shown in the table below:






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         Attained                   Applicable
             Age                    Percentage

     0 to 40                       250
        41                         243
        42                         236
        43                         229
        44                         222
        45                         215
        46                         209
        47                         203
        48                         197
        49                         191
        50                         185
        51                         178
        52                         171
        53                         164
        54                         157
        55                         150
        56                         146
        57                         142
        58                         138
        59                         134
        60                         130
        61                         128
        62                         126
        63                         124
        64                         122
        65                         120
        66                         119
        67                         118
        68                         117
        69                         116
        70                         115
        71                         113
        72                         111
        73                         109
        74                         107
     75 to 90                      105
        91                         104
        92                         103
        93                         102
   94 and above                    101




                                            Page 18

We will conduct a test monthly and increase the base death benefit, subject to our then current underwriting limits, to be equal to the applicable percentage of your policy value, if necessary. The death benefit will remain at that level unless it has to be increased again. These increases in death benefit will occur automatically and are not subject to evidence of insurability. If we cannot increase the death benefit due to underwriting limits, we will return the amount of policy value necessary so that the death benefit will be equal to the applicable percentage of your policy value after returning the amount.


We will perform any necessary action within 60 days of the end of the policy year in which the requirement has not been met.

We reserve the right to amend the policy to comply with:

1.   Future changes in the Internal Revenue Code;


2.   Any regulations or rulings issued under the Internal Revenue Code; and


3.   Any other requirements imposed by the Internal Revenue Service.

We will give you a copy of any such amendment.

payment of proceeds

The net death benefit, or the net surrender value in the event you withdraw it, will be paid in one sum or applied to any settlement option we then provide. When we pay the proceeds, we may ask that you give this policy back to us. No surrenders or partial withdrawals are permitted after payments under a settlement option have started.

Settlement options will include:

1. We will hold the proceeds at interest, and pay out the funds when the person entitled to them requests.

2. We will pay a selected monthly income until the proceeds, with interest, are exhausted.

3. We will pay a monthly income, based upon the amount of proceeds, interest rate and the age and sex of the person or persons receiving the funds, for a selected period or the lifetime of the person or persons to whom the funds are being paid.




NYLU599
At the time the proceeds are payable, we will inform you concerning the rate of interest to be paid on funds left with us. We guarantee that the rate of interest will not be less than 3%. We may pay interest in excess of the guaranteed rate. We will issue a supplementary contract setting forth the benefits to be paid and the rights of the beneficiary. Each election must include at least $5,000.00 of policy proceeds and must result in installment payments of not less than $50.00.

The following table shows the guaranteed monthly payment per $1,000.00 of policy proceeds over the fixed number of years shown.

         No. of            Monthly
         Years              Payment


    1                         $ 84.47
    2                          $ 42.86
    3                          $ 28.99
    4                          $ 22.06
    5                          $ 17.91
    6                          $ 15.14
    7                          $ 13.16
    8                          $ 11.68
    9                          $ 10.53
   10                          $ 9.61
   11                          $ 8.86
   12                          $ 8.24
   13                          $ 7.71
   14                          $ 7.26
   15                          $ 6.87
   16                          $ 6.53
   17                          $ 6.23
   18                          $ 5.96
   19                          $ 5.73
   20                          $ 5.51

The following are selected guaranteed lifetime monthly income amounts per $1,000.00 with payments guaranteed for at least 10, 15 and 20 years. The table is based on the Annuity 2000 Mortality Table and 3% interest. Monthly income amounts for other ages and guaranteed periods are determined in the same way. If the payee chooses monthly income with a guaranteed period, and a longer guaranteed period would provide the same monthly income, then we will deem that the payee has chosen the longest guaranteed period that would produce the same monthly income. Write us if you want to know other amounts.



                                            Page 19
Age Last
Birthday
When Benefit               10 Year Certain
Begins                     Male
Female

55                         4.41     4.13
56                         4.50     4.20
57                         4.58     4.28
58                         4.68     4.36
59                         4.78     4.45
60                         4.88     4.54
61                         4.99     4.63
62                         5.11     4.73
63                         5.23     4.84
64                         5.35     4.95
65                         5.49     5.07
66                         5.62     5.20
67                         5.77     5.33
68                         5.92     5.47
69                         6.07     5.62
70                         6.23     5.78
71                         6.39     5.94
72                         6.56     6.11
73                         6.73     6.29
74                         6.90     6.48
75                         7.08     6.67
76                         7.26     6.86
77                         7.43     7.06
78                         7.61     7.26
79                         7.78     7.46
80                         7.95     7.66
81                         8.11     7.86
82                         8.27     8.05
83                         8.42     8.23
84                         8.56     8.40
85 or older                8.69     8.55




NYLU599


Monthly Installment
15 Year Certain                     20 Year Certain
Male     Female                     Male    Female

4.34     4.09                       4.24    4.03
4.42     4.16                       4.30    4.09
4.50     4.23                       4.36    4.15
4.58     4.30                       4.43    4.22
4.66     4.38                       4.49    4.29
4.75     4.46                       4.56    4.35
4.84     4.55                       4.62    4.42
4.93     4.64                       4.69    4.49
5.03     4.73                       4.75    4.57
5.13     4.83                       4.82    4.64
5.23     4.93                       4.88    4.71
5.33     5.03                       4.94    4.78
5.43     5.14                       5.00    4.85
5.53     5.25                       5.06    4.92
5.63     5.36                       5.11    4.99
5.73     5.47                       5.16    5.05
5.83     5.58                       5.21    5.11
5.93     5.70                       5.25    5.17
6.02     5.81                       5.29    5.22
6.11     5.92                       5.33    5.27
6.20     6.03                       5.36    5.31
6.28     6.13                       5.39    5.35
6.36     6.22                       5.41    5.38
6.43     6.31                       5.43    5.40
6.49     6.40                       5.45    5.43
6.55     6.47                       5.46    5.45
6.60     6.54                       5.47    5.46
6.65     6.59                       5.48    5.48
6.69     6.64                       5.49    5.49
6.72     6.69                       5.50    5.49
6.75     6.73                       5.50    5.50




                                            Page 20
deferment of payments

We will pay any amounts due under the separate account of this policy within seven days, unless:

o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such exchange is restricted;

o    An emergency  exists as defined by the Securities and Exchange  Commission;
     or

o The Securities and Exchange Commission permits delay for the protection of policy holders.

In addition, we may defer payment of any net surrender value in the fixed account for up to 6 months after you ask for it. If we defer payment for more than 10 days we will add interest at our current rate from the time you asked for such surrender value.


                                EXCHANGE OF PLAN

If this policy is in force, you may exchange it during the first two policy years after the policy date or within two years of an increase in face amount, for a policy in which values do not vary with the investment experience of the separate account. This exchange will be implemented by transferring your policy value to the fixed account and removing your future right to allocate funds to the separate account. We may require you to return this policy to us to amend before this exchange will be processed. This transfer will not be subject to the excess transfer fee.




NYLU599

                      FLEXIBLE PREMIUM VARIABLE LIFE POLICY

                   Minimum Premium Required in the First Year
                  Death Benefit Payable on the Insured's Death
                       Flexible Premiums Payable for Life
                                The Death Benefit and other Values provided by
                             this Policy are based on the investment experience of the Separate Account, the fixed account earnings, and other flexible factors.
                            These values may vary based on investment and earnings experience and are not guaranteed as to a fixed dollar amount.


                                Nonparticipating

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                 Insured:     {John Doe}
                  Owner:      {John Doe}
          Payment Class:      {Standard Non-Smoker}
          Policy Number:      {SPECIMEN}
            Face Amount:      {100,000}     Issue Age:      {35}
                    Sex:      {Male}       Issue Date:      {03/01/2002}

                   THIS IS A LEGAL CONTRACT--READ IT CAREFULLY



ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK promises to pay the death benefit to the beneficiary on death of the insured upon receipt of the due proof of death of the insured.


PLEASE EXAMINE THE APPLICATION. We issued this policy based upon the answers in the application (copy included) and receipt of your initial premium. If all answers are not complete and true, the policy may be affected.


RIGHT TO CANCEL YOUR POLICY. You may cancel this policy by returning it to Allstate Life Insurance Company of New York, or our agent, within 10 days after you receive it. Return of the policy by mail is effective on being postmarked, properly addressed and postage prepaid. We will return all payments made for this policy to you.

This policy may not qualify as life insurance after attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before choosing to continue the policy after age 100.




   [OBJECT OMITTED]                    [GRAPHIC OMITTED][GRAPHIC OMITTED]
   Michael J. Velotta                          Casey J. Sylla
       Secretary                                    Chairman


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   Home Office

                           Farmingville, NY 11738-9095


                  A Legal Reserve Stock Life Insurance Company


                      FLEXIBLE PREMIUM VARIABLE LIFE POLICY
                   Minimum Premium Required in the First Year
                  Death Benefit Payable on the Insured's Death
                       Flexible Premiums Payable for Life

           The Death Benefit and other Values provided by this Policy are based on the investment experience of the Separate Account, the fixed account earnings, and other flexible factors.
        These values may vary based on investment and earnings experience and are not guaranteed as to a fixed dollar amount.
                  The amount payable on the insured's death is
                 described in the Death Benefit section of this
                                    contract.


                                Nonparticipating



NYLU598                                         Page 1

                                SUMMARY OF POLICY


This policy insures the life of the insured. If the insured dies while this policy is in force, the death benefit will be paid to the beneficiary.

Payments for this policy are flexible. They may be made during the lifetime of the insured.

During the lifetime of the insured, you may:

       ...change the planned payments and time between payments;

       ...obtain policy loans;

       ...change the beneficiary;

       ...change the death benefit option;

       ...surrender the policy for its net surrender value;

       ...exercise the other rights provided.

This is only a summary of the policy terms. The detailed provisions of this policy will control. The provisions of your policy are set forth in the following sections:

         Policy Data.............................Page 3          Policy Value..............................Page 13
         Definitions.............................Page 7          Surrender Value...........................Page 15
         Death BenefitPage.......................Page 9          Loans.....................................Page 16
         Beneficiary.............................Page 10         Other Terms of Your Policy................Page 16
         Ownership...............................Page 10         Exchange of Plan..........................Page 21
         Premium Payment.........................Page 11         Application.................................Insert
         Account Provisions......................Page 12         Benefit Riders (if any).....................Insert



                           READ YOUR POLICY CAREFULLY





                                NYLU598 ......... ......... Page 2

                                   Policy Data

                   Insured:  {John Doe}
                     Owner:  {John Doe}
             Payment Class:  {Standard Non-Smoker}
             Policy Number:  {Specimen}
               Face Amount:  {$100,000}               Issue Age:  {35}
                       Sex:  {Male}                  Issue Date:  {03/01/2002}

            Monthly Deduction Day 01
               Benefit Description

                                                                  Year of Expiry
                                                                    or Maturity

Flexible Premium Variable Life
Insurance - (Death Benefit Option {1})                                    Life

Additional Insured Rider (See Page 5B for Details)

Primary Insured Term Rider (See Page 5A for Details)

                               Payment Information

                                Required Payment               {$521}
                                Planned Annual Payment         {$671}


The payment of a monthly {SAFETY NET} premium of {$43.42} is guaranteed to keep this policy in force for {20} years, assuming no loans or withdrawals are taken. See {SAFETY NET} Premium Provision on Page 11 for details. At the end of the {20} years, an additional lump sum payment may be required to keep this policy in force. You may contact us for additional information.

Notwithstanding the safety net guarantee, this policy may lapse even if planned premiums are paid, due to changes in the current interest rate being credited on the fixed account, the investment performance of the funds in the Separate Account, changes in the current expense loads or cost of insurance rates, loans and partial withdrawal activity, or changes in death benefit options.





                              NYLU598 ......... ......... Page 3



                                   Allocations
          Separate Account: Allstate Life Insurance Company of New York
                              Variable Life Account


...................         .........                                   Payment Deduction
Subaccount........         .........                                   Allocation %
----------                                                             ------------
{Janus Worldwide Subaccount}........                                   {20}
{Fidelity VIP Growth Subaccount}....                                   {75}
{Fixed Account}...         .........                                   {5}


Fixed Account
Minimum Guaranteed Annual Interest Rate                                         {4.00%}
Minimum Guaranteed Monthly Interest Rate                                        {.327374%}

Minimum Withdrawal Amount  .........                                            {$500}

Minimum Transfer Amount    .........                                            {$100}

Loan Credited Rate         .........                                            {4.00%}

Maximum Loan Interest Rate Charged
         On preferred loans.........                                            {4.00%}
         On standard loans .........                                            {5.00%}


                         Expense Deductions and Charges
Annual Mortality and Expense Risk Charge
         Policy Years 1-14 .........                                            {0.55%}
         Policy Years 15+  .........                                            {0.15%}
         .........         .........
Monthly Policy Fee         .........
         Policy Year 1     .........                                            {$16.50}
         Policy Year 2+    .........                           Current          {  $6.25}
         .........         .........                            Guaranteed         $10.00

Annual Administrative Expense Charge
         Policy Year 1-20  .........                                            {$0.3504}
         Policy Year 21+   .........                                            {$0.1992}

Annual Administrative Expense Charge (per $1000 of face amount increase)
         Year 1-20 after each increase                                          {$0.3504}
         Year 21+ after each increase                                           {$0.1992}

Premium Expense Charge     .........                                            {5.25%}

Partial Withdrawal Service Fee......                                            {$10}









                                    NYLU598 ......... ......... Page 3A



                            Surrender Charge Schedule

                    Surrender Charges for Initial Face Amount

The following represents the maximum surrender charges which may be assessed against your policy, assuming no elective increases in face amount.

              Policy                    Amount of                      Policy                      Amount of
               Year                      Charge                         Year                         Charge
               ----                      ------                         ----                         ------
                 1                     ${1483.20}                        9                         ${949.25}
                 2                      {1483.20}                       10                          {815.76}
                 3                      {1483.20}                       11                          {682.27}
                 4                      {1483.20}                       12                          {548.78}
                 5                      {1483.20}                       13                          {415.30}
                 6                      {1349.71}                       14                          {266.98}
                 7                      {1216.22}                       15                               {0}
                 8                      {1082.74}

                          Surrender Charge Percentages

Male Nonsmoker
           Year    Year    Year   Year    Year    Year   Year    Year    Year    Year   Year    Year    Year    Year   Year
Age          1       2       3      4       5       6      7       8       9      10      11      12      13     14      15
---          -       -       -      -       -       -      -       -       -      --      --      --      --     --      --
0-40        100     100     100    100     100     91      82      73      64     55      46      37      28     18      0
41          100     100     100    100      99     91      82      73      64     55      45      34      23     12      0
42          100     100     100    100      94     86      78      70      61     52      42      33      22     11      0
43          100     100     100     99      92     84      77      68      60     51      42      32      22     11      0
44          100     100     99      95      88     81      73      66      57     49      40      31      21     11      0
45-47       100      99     97      93      86     79      72      64      56     48      39      30      21     11      0
48          100      99     97      92      86     79      71      64      56     48      39      30      21     11      0
49          100      98     97      92      85     79      71      64      56     48      39      30      21     11      0
50          100      98     97      92      85     78      71      64      56     48      39      30      21     11      0
51          100      98     96      92      85     78      71      63      56     48      39      30      21     11      0
52-53       100      98     96      91      85     78      71      63      56     47      39      30      21     11      0
54          100      98     96      91      84     78      71      63      55     47      39      30      21     11      0
55          100      98     96      91      84     77      70      63      55     47      39      30      21     11      0
56          100      98     96      90      84     77      70      63      55     47      39      30      21     11      0
57          100      98     95      90      84     77      70      63      55     47      39      30      21     11      0
58          100      98     95      90      83     77      70      63      55     47      39      30      21     11      0
59          100      97     95      90      83     77      70      63      55     48      39      31      21     11      0
60          100      97     95      89      83     76      69      62      55     47      39      30      21     11      0
61          100      96     90      85      79     72      66      59      52     45      37      29      20     11      0
62          100      95     89      83      78     72      65      59      52     45      37      29      20     11      0
63          100      95     89      84      78     72      65      59      52     45      37      29      21     11      0
64          100      95     89      84      78     72      66      59      52     45      38      30      21     11      0
65          100      95     89      84      78     72      66      59      53     46      38      30      21     11      0
66          100      95     89      84      78     72      66      60      53     46      39      30      22     11      0
67          100      95     89      84      78     72      66      60      53     46      39      31      22     12      0
68          100      95     89      84      78     72      66      60      54     47      39      31      22     12      0
69          100      95     89      84      78     72      67      61      54     47      40      32      23     12      0
70          100      95     89      84      78     73      67      61      55     48      41      32      23     13      0
71          100      95     89      84      78     73      67      61      55     48      41      33      24     13      0
72          100      95     89      84      79     73      68      62      56     49      42      34      25     14      0
73          100      95     89      84      79     73      68      62      56     50      42      34      25     14      0
74          100      95     90      84      79     74      68      62      57     50      43      35      26     15      0
75          100      95     90      84      79     74      68      63      57     51      44      36      27     15      0
76          100      95     90      84      79     74      69      63      58     51      45      37      28     16      0
77          100      95     90      84      79     74      69      64      58     52      46      38      29     16      0
78          100      95     89      84      79     74      69      64      59     53      47      39      30     17      0
79          100      95     89      84      79     74      70      65      60     54      48      40      31     18      0
80          100      95     89      84      80     75      70      65      61     55      49      41      32     19      0


NYLU598  .........         .........             Page 4




Male Smoker
            Year    Year    Year   Year    Year    Year    Year   Year    Year    Year    Year   Year    Year    Year   Year
Age          1       2       3      4       5       6      7       8       9      10      11      12      13     14      15
---          -       -       -      -       -       -      -       -       -      --      --      --      --     --      --
18-36       100     100     100    100     100     91      82      73      64     55      46      37      28     15      0
37          100     100     100    100      99     91      82      73      64     55      45      34      24     12      0
38          100     100     100    100      99     90      82      73      64     55      45      34      23     12      0
39          100     100     100    100      98     90      82      73      64     54      45      34      23     12      0
40          100     100     100    100      97     89      81      72      63     54      44      34      23     12      0
41          100     100     100    100      96     88      80      72      63     54      44      34      23     12      0
42          100     100     100    100      94     87      79      70      62     53      43      33      23     12      0
43          100     100     100     99      92     84      77      68      60     51      42      32      22     11      0
44          100     100     100     96      89     82      74      67      58     50      41      31      22     11      0
45          100     100     99      94      87     80      73      65      57     49      40      31      21     11      0
46          100     100     98      92      86     79      72      64      56     48      39      30      21     11      0
47          100     100     98      92      85     78      71      64      56     48      39      30      21     11      0
48          100      99     97      91      84     78      71      63      56     48      39      30      21     11      0
49-50       100      98     96      90      84     77      70      63      55     47      39      30      21     11      0
51          100      98     96      90      83     77      70      63      55     47      39      30      21     11      0
52          100      98     96      90      83     77      70      63      55     47      39      30      21     11      0
53          100      98     95      89      83     77      70      63      55     48      39      30      21     11      0
54          100      98     95      89      83     77      70      63      55     48      39      31      21     11      0
55          100      98     95      89      83     76      70      63      55     48      39      31      21     11      0
56          100      96     90      85      79     73      67      60      53     46      38      30      21     11      0
57          100      95     89      84      78     72      66      59      53     45      38      29      20     11      0
58-59       100      95     89      84      78     72      66      60      53     46      38      30      21     11      0
60          100      95     89      84      78     73      67      60      53     46      39      30      21     11      0
61          100      95     90      84      79     73      67      60      54     47      39      31      22     11      0
62          100      95     90      84      79     73      67      61      54     47      39      31      22     12      0
63          100      95     90      84      79     73      67      61      54     47      40      31      22     12      0
64          100      95     90      84      79     73      67      61      55     48      40      32      23     12      0
65          100      95     90      85      79     73      68      62      55     48      41      32      23     12      0
66          100      95     90      85      79     74      68      62      55     49      41      33      24     13      0
67          100      95     90      85      79     74      68      62      56     49      42      34      24     13      0
68          100      95     90      85      79     74      68      63      56     50      42      34      25     13      0
69          100      95     90      85      80     74      69      63      57     51      43      35      25     14      0
70          100      95     90      85      80     75      69      64      58     51      44      36      26     14      0
71          100      95     90      85      80     75      70      64      58     52      45      36      27     15      0
72          100      95     90      85      81     76      70      65      59     53      45      37      27     15      0
73          100      95     90      86      81     76      71      65      60     53      46      38      28     16      0
74          100      95     91      86      81     76      71      66      60     54      47      39      29     16      0
75          100      95     91      86      81     77      72      66      61     55      48      40      30     17      0
76          100      95     91      86      82     77      72      67      62     56      49      41      31     18      0
77          100      95     91      86      82     77      72      68      62     57      50      42      32     18      0
78          100      95     91      86      82     77      73      68      63     58      51      43      33     19      0
79          100      95     91      86      82     78      73      69      64     59      52      44      34     20      0
80          100      95     91      87      82     78      74      70      65     60      53      45      35     21      0





NYLU598  .........         .........                     Page 4A

                            Surrender Charges Factors


                    Issue        Male             Male          Issue         Male            Male
                     Age       Nonsmoker         Smoker          Age       Nonsmoker         Smoker
                  0              5.11              n/a         41            20.95            26.16
                  1              5.11              n/a         42            22.80            27.65
                  2              5.11              n/a         43            24.02            29.50
                  3              5.21              n/a         44            25.92            31.49
                  4              5.33              n/a         45            27.36            33.53
                  5              5.45              n/a         46            28.40            35.33
                  6              5.57              n/a         47            29.51            36.84
                  7              5.69              n/a         48            30.69            38.71
                  8              5.83              n/a         49            31.94            40.65
                  9              6.00              n/a         50            33.28            42.43
                  10             6.17              n/a         51            34.72            44.34
                  11             6.34              n/a         52            36.24            46.35
                  12             6.50              n/a         53            37.87            48.49
                  13             6.70              n/a         54            39.60            50.75
                  14             6.86              n/a         55            41.46            53.14
                  15             7.01              n/a         56            43.43            55.66
                  16             7.20              n/a         57            45.53            56.35
                  17             7.34              n/a         58            47.78            56.36
                  18             7.51             10.87        59            50.19            56.36
                  19             7.66             11.21        60            52.77            56.36
                  20             7.80             11.50        61            55.53            56.36
                  21             7.99             11.88        62            56.27            56.37
                  22             8.16             12.24        63            56.27            56.39
                  23             8.38             12.70        64            56.27            56.40
                  24             8.59             13.15        65            56.27            56.42
                  25             8.90             13.68        66            56.27            56.43
                  26             9.31             14.21        67            56.26            56.43
                  27             9.70             14.83        68            56.24            56.42
                  28             10.01            15.50        69            56.23            56.41
                  29             10.56            16.25        70            56.21            56.40
                  30             11.11            17.09        71            56.20            56.40
                  31             11.52            17.74        72            56.20            56.41
                  32             12.19            18.36        73            56.21            56.44
                  33             13.06            18.98        74            56.22            56.48
                  34             13.85            19.58        75            56.24            56.52
                  35             14.83            20.42        76            56.24            56.56
                  36             15.53            21.29        77            56.23            56.58
                  37             16.34            22.20        78            56.20            56.58
                  38             17.23            23.06        79            56.16            56.56
                  39             18.50            24.00        80            56.12            56.55
                  40             19.42            25.03





NYLU598  .........         .........                  Page 4B

                      Guaranteed Monthly Cost of Insurance

        Policy                   Rate                                        Policy                  Rate
         Year                  Per $1000                                      Year                Per $1000
         ----                  ---------                                      ----                ---------
           1                    0.14417                                        34                  2.49333
           2                    0.15167                                        35                  2.74833
           3                    0.16167                                        36                  3.03667
           4                    0.17250                                        37                  3.36583
           5                    0.18417                                        38                  3.74583
           6                    0.19833                                        39                  4.17583
           7                    0.21333                                        40                  4.64833
           8                    0.22917                                        41                  5.15333
           9                    0.24667                                        42                  5.68667
          10                    0.26583                                        43                  6.24417
          11                    0.28750                                        44                  6.82917
          12                    0.31083                                        45                  7.46000
          13                    0.33583                                        46                  8.15667
          14                    0.36333                                        47                  8.93750
          15                    0.39333                                        48                  9.81833
          16                    0.42750                                        49                  10.79500
          17                    0.46667                                        50                  11.84833
          18                    0.51167                                        51                  12.95417
          19                    0.56333                                        52                  14.09833
          20                    0.62083                                        53                  15.26333
          21                    0.68500                                        54                  16.44417
          22                    0.75500                                        55                  17.65750
          23                    0.82917                                        56                  18.92083
          24                    0.91167                                        57                  20.26333
          25                    1.00417                                        58                  21.73500
          26                    1.10750                                        59                  23.47917
          27                    1.22250                                        60                  25.81917
          28                    1.35500                                        61                  29.32167
          29                    1.50500                                        62                  35.08250
          30                    1.67167                                        63                  45.08333
          31                    1.85417                                        64                  62.09583
          32                    2.05167                                        65                  83.33333
          33                    2.26333






                                                  NYLU598 ......... ......... Page 5




                 Schedule of Primary Insured Term Rider Benefits

                             Policy Number XXXXXXXX

                                                                                Year of
         .........         .........                                            Expiry or
Primary Insured...         .........        Benefit                             Maturity
John Doe .........         .........$250,000.00                        03/01/2066
         .........         .........        Insured Rider

Age:     35
Sex:     MALE
Premium Class: NON-SMOKER PERMANENT FLAT EXTRA TABLE RATING



                      Guaranteed Monthly Cost of Insurance


Policy   .........         Rate.....                 Policy                     Rate
Year     .........         Per $1,000                Year                       Per $1,000
------------------------------------------------------------------------------------------
1        .........         0.36905..                 34                         3.77533
2        .........         0.37992..                 35                         4.14508
3        .........         0.39442..                 36                         4.56317
4        .........         0.41013..                 37                         5.04045
5        .........         0.42705..                 38                         5.59145
6        .........         0.44758..                 39                         6.21495
7        .........         0.46933..                 40                         6.90008
8        .........         0.49230..                 41                         7.63233
9        .........         0.51767..                 42                         8.40567
10       .........         0.54545..                 43                         9.21405
11       .........         0.57688..                 44                         10.06230
12       .........         0.61070..                 45                         10.97700
13       .........         0.64695..                 46                         11.98717
14       .........         0.68683..                 47                         13.11938
15       .........         0.73033..                 48                         14.39658
16       .........         0.77988..                 49                         15.81275
17       .........         0.83667..                 50                         17.34008
18       .........         0.90192..                 51                         18.94355
19       .........         0.97683..                 52                         20.60258
20       .........         1.06020..                 53                         22.29183
21       .........         1.15325..                 54                         24.00405
22       .........         1.25475..                 55                         25.76338
23       .........         1.36230..                 56                         27.59520
24       .........         1.48192..                 57                         29.54183
25       .........         1.61605..                 58                         31.67575
26       .........         1.76588..                 59                         34.20480
27       .........         1.93263..                 60                         37.59780
28       .........         2.12475..                 61                         42.67642
29       .........         2.34225..                 62                         51.02963
30       .........         2.58392..                 63                         65.53083
31       .........         2.84855..                 64                         83.33333
32       .........         3.13492
33       .........         3.44183



                                     NYLU598
                                     Page 5A




                  Schedule of Additional Insured Rider Benefits

                             Policy Number XXXXXXXX

         .........         .........                                            Year of
         .........         .........                                            Expiry or
Additional Insured         .........                 Benefit                    Maturity
Sally Doe.........         .........        $100,000.00 Additional              03/01/2066
         .........         .........        Insured Rider

Age:     35
Sex:     FEMALE
Premium Class: NON-SMOKER TEMPORARY FLAT EXTRA TABLE RATING




                      Guaranteed Monthly Cost of Insurance


Policy   .........         Rate.....                 Policy                     Rate
Year     .........         Per $1,000                Year                       Per $1,000
------------------------------------------------------------------------------------------
1        .........         0.33014..                 34                         2.59268
2        .........         0.34406..                 35                         2.82509
3        .........         0.36076..                 36                         3.09785
4        .........         0.37885..                 37                         3.43046
5        .........         0.39834..                 38                         3.83821
6        .........         0.30199..                 39                         4.32669
7        .........         0.32704..                 40                         4.88893
8        .........         0.35209..                 41                         5.51656
9        .........         0.37714..                 42                         6.19570
10       .........         0.40219..                 43                         6.92354
11       .........         0.43003..                 44                         7.71123
12       .........         0.45925..                 45                         8.58380
13       .........         0.49126..                 46                         9.57606
14       .........         0.52466..                 47                         10.71723
15       .........         0.56224..                 48                         12.03235
16       .........         0.60399..                 49                         13.51586
17       .........         0.64991..                 50                         15.15108
18       .........         0.70279..                 51                         16.91989
19       .........         0.76124..                 52                         18.80976
20       .........         0.82109..                 53                         20.81794
21       .........         0.88510..                 54                         22.94580
22       .........         0.94911..                 55                         25.21004
23       .........         1.01174..                 56                         27.62876
24       .........         1.07436..                 57                         30.25761
25       .........         1.14534..                 58                         33.19543
26       .........         1.22884..                 59                         36.64954
27       .........         1.33183..                 60                         41.08618
28       .........         1.45986..                 61                         47.45861
29       .........         1.61711..                 62                         57.59830
30       .........         1.79386..                 63                         74.76590
31       .........         1.98451..                 64                         83.33333
32       .........         2.18214
33       .........         2.38393

NYLU598  .........         .........                   Page 5B
                          Paid-Up Endowment at Age 100
                                   [Nonsmoker]
         .........Amount per $100...                                                    Amount per $100
Attained .........of Net Surrender Value                               Attained         of Net Surrender Value
Age      .........Males    .........Females                            Age              Males             Females
---               -----             -------                            ---              -----             -------
0        .........[1262.45 .........1468.55]                           50               [262.94           296.52]
1        .........[1250.63 .........1447.85]                           51               [254.84           287.44]
2        .........[1216.35 .........1407.45]                           52               [247.06           278.69]
3        .........[1182.10 .........1367.03]                           53               [239.59           270.27]
4        .........[1148.19 .........1327.04]                           54               [232.44           262.18]
5        .........[1114.45 .........1287.67]                           55               [225.59           254.40]
6        .........[1080.83 .........1248.81]                           56               [219.03           246.90]
7        .........[1047.43 .........1210.38]                           57               [212.76           239.66]
8        .........[1014.33 .........1172.69]                           58               [206.75           232.67]
9        .........  [981.77.........        1135.76]                            59               [201.00           225.89]
10       .........  [949.94.........        1099.61]                            60               [195.49           219.34]
11       .........  [919.02.........        1064.35]                            61               [190.22           213.01]
12       .........  [889.32.........        1030.08]                            62               [185.19           206.91]
13       .........  [861.11.........          997.03]                                   63                [180.40          201.06]
14       .........  [834.49.........          965.16]                                   64                [175.84          195.47]
15       .........  [809.46.........          934.38]                                   65                [171.50          190.14]
16       .........  [785.58.........          904.66]                                   66                [167.37          185.04]
17       .........  [762.77.........          875.94]                                   67                [163.45          180.16]
18       .........  [740.82.........          848.11]                                   68                [159.71          175.47]
19       .........  [719.52.........          821.14]                                   69                [156.15          170.95]
20       .........  [698.76.........          794.99]                                   70                [152.76          166.60]
21       .........  [678.41.........          769.58]                                   71                [149.53          162.42]
22       .........  [658.37.........          744.90]                                   72                [146.48          158.42]
23       .........  [638.60.........          720.87]                                   73                [143.61          154.62]
24       .........  [619.11.........          697.54]                                   74                [140.92          151.03]
25       .........  [599.91.........          674.87]                                   75                [138.40          147.66]
26       .........  [581.00.........          652.86]                                   76                [136.04          144.48]
27       .........  [562.45.........          631.52]                                   77                [133.83          141.49]
28       .........  [544.30.........          610.80]                                   78                [131.74          138.66]
29       .........  [526.58.........          590.71]                                   79                [129.76          135.99]
30       .........  [509.31.........          571.26]                                   80                [127.89          133.46]
31       .........  [492.51.........          552.39]                                   81                [126.11          131.07]
32       .........  [476.21.........          534.12]                                   82                [124.44          128.83]
33       .........  [460.40.........          516.42]                                   83                [122.88          126.73]
34       .........  [445.10.........          499.29]                                   84                [121.43          124.79]
35       .........  [430.32.........          482.74]                                   85                [120.10          123.00]
36       .........  [416.03.........          466.74]                                   86                [118.87          121.34]
37       .........  [402.23.........          451.33]                                   87                [117.72          119.79]
38       .........  [388.93.........          436.49]                                   88                [116.65          118.34]
39       .........  [376.10.........          422.22]                                   89                [115.62          116.97]
40       .........  [363.75.........          408.49]                                   90                [114.61          115.67]
41       .........  [351.85.........          395.29]                                   91                [113.61          114.40]
42       .........  [340.40.........          382.61]                                   92                [112.58          113.14]
43       .........  [329.38.........          370.42]                                   93                [111.50          111.87]
44       .........  [318.76.........          358.67]                                   94                [110.33          110.56]
45       .........  [308.54.........          347.34]                                   95                [109.06          109.19]
46       .........  [298.70.........          336.42]                                   96                [107.72          107.78]
47       .........  [289.24.........          325.89]                                   97                [106.34          106.36]
48       .........  [280.14.........          315.74]                                   98                [105.03          105.03]
49       .........  [271.37.........          305.95]                                   99                [104.00          104.00]



NYLU598
Page 6

                                   DEFINITIONS


When these words are used in this policy, they have the meaning stated:

"app"
The application which you completed requesting this policy.


"attained age"
The age of the insured on the policy anniversary, determined by the insured's last birthday.


"benefit rider"
An additional benefit we are providing

"face amount"
The initial death benefit, shown on Page 3, adjusted for any changes in accordance with the terms of this policy.

"fixed account"
The portion of policy value invested in our general account.

"fund"
A series mutual fund.

"in force"
A term used to describe when the insured's life is covered under the terms of this policy.









NYLU598

"increase age"

The attained age of the insured as of the effective date of an increase in face amount.


"increase year"
A twelve month period beginning on the effective date of an increase in face amount.

"insured"
The person whose life is covered by this policy as shown on Page 3.

"issue age"
The age of the insured at the time this policy was issued (issue date) determined by the insured's last birthday.

"issue date"
The date the policy is issued, as shown on Page 3. It is used to determine policy years and policy months in the policy.

"loan account"
An account established for amounts transferred from the subaccounts and the fixed account as security for outstanding policy loans.

"monthly-automatic payment"
A method of making payments each month automatically; for example, by bank draft or salary deduction.

"monthly deduction day"
The day of the month on which deductions are made. This will be the same day in each month as the issue date, shown on Page 3. If a month does not have that day, the deduction will be made the last day of that month.







         .........         .........        Page 7

"net"
Used in reference to the death benefit, policy value or surrender value. This means that this item has been reduced by any policy debt.

"net death benefit"
The death benefit less any policy debt.

 "net investment factor"
An index applied to measure the net investment performance of a subaccount from one valuation date to the next. It is used to determine the policy value of a subaccount in any valuation period.

"net policy value"
The policy value less any policy debt.

"net premium"
The gross premium less the premium expense charge.

"net surrender value"
The amount you would receive upon surrender of this policy, equal to the surrender value less any policy debt. The net surrender value must be positive in value for the policy to remain in force, unless the safety net premium factor is in effect.

"payment class"
The class into which the insured is placed, determined by our rules for providing insurance coverage.

"policy anniversary"
The same day and month as your issue date for each subsequent year your policy remains in force.








NYLU598
"policy data"
The pages of this policy which identify specific information about the insured and the benefits.

"policy debt"
The sum of all unpaid policy loans and accrued interest thereon.

"policy month"
A one month period beginning on the same day of the month as the issue date of the policy.

"policy value"
The sum of the values of your interests in the subaccounts of the separate account plus the value of the fixed account and the loan account. The amount from which monthly deductions are made and the death benefit is determined.

"policy year"
A twelve month period beginning on an anniversary of the issue date.

"portfolio(s)"
The underlying mutual fund(s) (or investment series thereof) in which the subaccounts invest.

"required payment"
The minimum premium which must be paid to keep the policy in force for the first year.

 "separate account"

A segregated investment account of the Company entitled Allstate Life of New York Variable Life Separate Account A.









         .........         .........Page 8

"subaccount"
A subdivision of the separate account invested wholly in shares of one of the portfolios.

"surrender value"
The policy value less any applicable surrender charges.

"valuation date"
Each day the New York Stock Exchange ("NYSE") is open for business.

"valuation period"
The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

"we","us","our"

Our company, Allstate Life Insurance Company of New York.


"you", "your"
The person(s) having the rights and privileges of ownership defined in the policy.


                                  DEATH BENEFIT

If the insured dies while this policy is in force, we will pay the death benefit when we have received due proof of death. The death benefit will be based on:

1.       The death benefit option in effect on the date of death; and

2.       Any increases or decreases to the face amount.











NYLU598

The death benefit will be reduced by any policy debt less any unpaid monthly deduction amounts occurring during a grace period. If the proceeds are not paid within 30 days after we receive due proof of death of the insured, we will pay interest on the proceeds. Interest will accrue at the legal rate of interest and will accrue from the date of death until the claim is paid.

death benefit option

While the insured is alive you may choose between two death benefit options:

If you select Option 1, the death benefit will be the greater of:

a.   The face amount on the date of death;

     or

b. The percentage of the policy value shown in the Compliance with Federal Laws Provision.

If you select Option 2, the death benefit will be the greater of :

a.   The face amount plus the policy value on the date of death; or

b. The percentage of the policy value shown in the Compliance with Federal Laws Provision.

The initial death benefit option selected by you is stated in the app.

change of death benefit option

At any time after the first policy year, you may request us to change the death benefit option by writing to us. If you ask to change from Option 2 to Option 1, the face amount will be increased by the amount of the policy value. If you ask to change from Option 1 to Option 2, the face amount will be decreased by the amount of the policy value.

The change will take effect on the monthly deduction day on or following the date we receive the written request. We will provide to you an endorsement showing the actual start date of the death benefit option change and the new face amount. We reserve the right to limit the frequency of the death benefit option changes made under this policy.





                                            Page 9

change of face amount

At any time after the first policy year, you may request either of the following changes by writing us. The request will take effect on the monthly deduction day on or following the date we approve the request:

1. Increasing the face amount. You must submit a new app for an increase in face amount. We will require due proof that the insured is still insurable. We reserve the right to limit the amount of any increases made under this policy. The face amount may not be increased more than once in any 12 month period.

2. Decreasing the face amount. A decrease in face amount will first be applied against the most recent increase, then to the next most recent increase successively, and finally to the initial face amount. The face amount in effect after any decrease may not be less than $100,000. If you request a partial withdrawal, the maximum partial withdrawal amount may not reduce the face amount below $25,000.

We will provide you an endorsement showing the start date of any increase or decrease and the new face amount. We reserve the right to limit the amount and frequency of any increase or decrease in face amount.


                                   BENEFICIARY


Subject to the terms and conditions of this policy, the beneficiary will receive the death benefit when the insured dies and we have received due proof of death. The beneficiary is as stated in the app unless changed.


The beneficiaries will receive the death benefits in the following order:

....Primary beneficiary, who will receive the death benefit if living when the insured dies.

....Contingent beneficiary, who will receive the death benefit if the primary beneficiary dies before the insured.

If a beneficiary dies at the same time as the insured or within fifteen days thereafter, we will pay the death benefit as if that beneficiary were not living when the insured died.




NYLU598  .........         .........

If none of the named beneficiaries are living when the insured dies, the death benefit will be paid to you, if living, otherwise to your estate, unless otherwise provided.


We will pay the death benefit to the beneficiaries according to the most recent written instruction we have received from you. If we do not have any written instructions, we will pay the death benefit in equal shares to the beneficiaries who are to share the funds. If there is more than one beneficiary in a class and one of the beneficiaries predeceases you, the death benefit will be paid to the surviving beneficiaries in that class.

You may name new beneficiaries. We will provide a form to be signed and completed. You must file it with us. Upon our filing of the signed and completed form, it is effective as of the date you signed the form, subject to any action we have taken before we received it.

If you name one or more irrevocable beneficiaries, no change in the beneficiaries and no changes which affect policy values may be made without their consent. No beneficiary has any rights in this policy until the insured dies.


                                    OWNERSHIP

The insured is the owner if no other person is named in the app as owner. The owner controls the policy during the lifetime of the insured. Unless you provide otherwise, as owner, you may exercise all rights granted by the policy without the consent of anyone else. If the named owner dies before the insured, then the contingent owner named in the app is the new owner. If no owner named in this policy is living, then the owner will be the estate of the last named owner.

You may name a new owner. We will provide a form to be signed. You must file it with us. Upon receipt, it is effective as of the date you signed the form, subject to any action we have taken before we received it.

You may assign this policy or an interest in it to another. You must do so in writing and file the assignment with us. No assignment is binding on us until we receive it. When we receive it, your rights and those of the beneficiary will be subject to the assignment.

We are not responsible for the validity of any assignment you make.





         .........         .........Page 10

                                 PREMIUM PAYMENT

payments

Premiums for this policy are referred to as payments. The planned payment, required payment and the time between payments are shown on Page 3.

Payments are flexible. This means you may change the amount of planned payments and the time between payments. During the first year, you must pay an amount at least as great as the required payment.

We must have received the first payment on or before the issue date. This policy will not be in effect before this amount is received.

We will send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a monthly-automatic payment. We may establish limits on both the amount of payment and the time between payments.


Payments must be sent to our home office. The amount you pay will affect the policy value. If you pay too little, the policy will stop subject to the grace period. No payments will be accepted after attained age 100, except as needed to keep the policy from lapsing.


allocation of premium payments

We will invest the net premium payments in the fixed account and the subaccounts you select. You must specify your allocations on the app, in whole percents from 0% to 100%. The total allocation must equal 100%. You initially may allocate your policy value to up to twenty-one options, counting each subaccount and the fixed account as one option. All net premium payments not requiring underwriting will be allocated to the subaccounts and fixed account as of the date payments are received at our home office. Premium payments requiring underwriting will not be credited with interest or earnings prior to the issue date. We will allocate such net premium payments, plus earnings and less monthly deductions, once underwriting approval is received and all outstanding requirements are satisfied, to the subaccounts and fixed account specified on the app or your most recent instructions. You may change the allocation percentages at any time by writing us. Any change will be effective when we receive it.

NYLU598

We reserve the right to allocate premium payments to the fixed account during the Right to Cancel Your Policy period described on Page 1 of this policy. Transfer of premiums from the fixed account at the end of the Right To Cancel Your Policy period will not be considered one of your free transfers.

grace period

Except as provided in the safety net premium provision below, if on any monthly deduction day the net surrender value is determined to be less than the monthly deduction for the current policy month, you will be given a grace period of 61 days. This policy will be in force during the grace period. If you do not make sufficient payment by the end of the grace period, the policy will stop. If the insured dies during the grace period, we will deduct any monthly deductions from the amounts we pay.

We will send a written notice to the most recent address we have for you and any assignee at least 30 days prior to the day coverage stops.

safety net premium

If total payments, less partial withdrawals and policy debt, are greater than or equal to the sum of the monthly safety net premium times the number of months elapsed since the issue date, then the policy is guaranteed to stay in force for a predetermined time period as shown on Page 3, even if the net surrender value becomes insufficient to cover monthly deductions. The safety net premium is equal to the required payment for the first policy year.

If at any time the total payments, less partial withdrawals and policy debt, are less than the sum of the monthly safety net premium times the number of months elapsed, we will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the safety net premium provision will no longer be in effect. Once it is not in effect, it cannot be reinstated, and the policy will continue in force only so long as its net surrender value is sufficient to pay the monthly deductions and for any corresponding grace period.








         .........         .........Page 11

Increases, decreases, partial withdrawals, death benefit option changes, and additions or deletions of benefit riders, may affect the monthly safety net premiums.

reinstatement

Prior to the death of the insured and if this policy has not been surrendered, this policy may be reinstated provided you:

1. Make your request within five years of the date the policy entered the grace period;

2. Give us the proof we require that the insured is still insurable in the same payment class that the policy was issued;

3. Pay an amount large enough to cover the unpaid monthly deductions for the grace period;

4.   Make a payment  sufficient to keep the policy in force for 3 policy months;
     and

5.   Repay or ask us to reinstate any loan.

The policy value on the reinstatement date will reflect the policy value at the time of termination and premiums applied at the time of reinstatement. Surrender charges will continue to be based on the original policy date.

When this policy is reinstated, a new two-year contestable period will apply with respect to statements made in the application for reinstatement. The contestable period is explained in the incontestability provision on Page 17.

ACCOUNT PROVISIONS

assets of the separate account

The separate account, shown on Page 3A, is a separate investment account to which we allocate assets contributed under this and certain other life insurance policies. We will have exclusive and absolute ownership and control of the assets of our separate accounts. The assets of the separate account will be available to cover the liabilities of our general account only to the extent those assets exceed the liabilities of that separate account arising under the variable life policies supported by that separate account.





NYLU598

The assets of the separate account will be valued at least as often as any policy benefits vary, but at least monthly. Our determination of the value of the accumulation unit by the method described in this policy will be conclusive.

assets of the fixed account

At any time while this policy is in force, you may allocate premiums, or transfer from an existing subaccount, to a fixed account. The fixed account will earn interest at the current rate declared by us, on the monthly deduction day. The rates we declare are effective annual interest rates. This means we credit interest at a rate which compounds over one year to the interest rate we declare. The minimum guaranteed monthly interest rate used to compute policy values in the fixed account is shown on Page 3A. Compounded monthly, this is the same as the minimum guaranteed annual interest rate shown on Page 3A. We may use an interest rate greater than the minimum guaranteed interest rate, but are not obligated to do so.

transfer and transfer fees

You may transfer amounts between subaccounts and/or the fixed account, including after attained age 100. We reserve the right to impose a $10 transfer fee on the second and subsequent transfers within a calendar month, and to impose a minimum size on transfer amounts as shown on page 3A, and to limit the number of transfers in any policy year. Additional restrictions apply to transfers from/to the fixed account as discussed below.

Transfers from the fixed account to the subaccounts may only be made during the 60 day period beginning on the issue date or the policy anniversary. Transfer requests received at any other time will not be processed. The maximum amount which may be transferred from the fixed account during a policy year is the greater of:

1.   30% of the fixed account balance as of the last policy anniversary; or

2.   the greatest amount of any prior transfer from the fixed account.

At any time, without notice, we may suspend, modify or terminate your privilege to make transfers via the telephone or via other electronic or automated means.






         .........         Page 12

We reserve the right to refuse any transfer request for an owner or certain owners if, in our sole discretion:

o We believe that excessive trading by such owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on unit values or the share prices of the underlying mutual funds or would be to the disadvantage of other policy owners; or

o We are informed by one or more of the underlying mutual funds that the purchase of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

Such restrictions may also be applied in any other manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other policy owners.

separate account modifications


We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the mutual fund shares underlying the subaccounts of the separate account. We will not substitute any share attributable to your interest in a subaccount without notice to you and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940. The approval process is on file with the insurance commissioner of the state where this policy is delivered.


If there is a material change in the investment policy of the separate account, you may exchange this policy, within 60 days of notification of the change, for a policy in which values do not vary with the investment experience of the separate account. This exchange will be implemented by transferring your policy value to the fixed account and removing your future right to allocate funds to the separate account. We may require you to return this policy to us to amend before this exchange will be processed. This transfer will not be subject to the excess transfer fee.

We reserve the right to establish additional subaccounts of the separate account, each of which would invest in shares of another portfolio of the mutual fund or another mutual fund. You may then instruct us to allocate premium payments or transfers to such subaccounts, subject to any terms set by us or the mutual fund.

NYLU598
In the event of any such substitution or change, we may by endorsement make such changes as may be necessary or appropriate to reflect such substitution or change.

If we deem it to be in the best interests of persons having voting rights under the policies, the separate account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

                                  POLICY VALUE

On the issue date or, if later, the date the first premium is received, the policy value is the net premium less the monthly deduction for the first policy month.


On any other day, the policy value is the sum of the values in each subaccount, plus the value of the fixed account and the loan account. The minimum policy value is zero.


On each valuation date, the value in a subaccount is:

1. The value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the subaccount for the current valuation period, plus

2. Any net premium received and allocated to the subaccount during the current valuation period, plus

3. Any policy value transferred to the subaccount during the current valuation period, minus

4. Any policy value transferred from the subaccount during the current valuation period, minus

5. Any partial withdrawals from the subaccount during the current valuation period, minus

6. The portion of any monthly deduction allocated to the subaccount during the current valuation period for the policy month following the monthly deduction day.





         .........         .........Page 13
The value in the fixed account equals:

1.       Any net premiums allocated to it, plus

2.       Any policy value transferred to it from the subaccounts, plus

3.       Interest credited to it, minus

4.       Any policy value transferred out of it, minus

5.       Any partial withdrawals taken from it, minus

6.       Any monthly deduction  charge taken from it.

All policy values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with appropriate regulatory authorities.

net investment factor

The net investment factor measures investment performance of a subaccount during a valuation period. The net investment factor is (1) divided by (2) where:

1.   is the net result of:

     a. the net asset value per share of the portfolio held in the subaccount at the end of the current valuation period, plus

     b. the per share amount of any dividend or capital gain distribution made by the portfolio during the current valuation period, plus or minus

     c. a per share credit or charge with respect to any taxes which we paid or for which we reserved during the valuation period which are determined by us to be attributable to the operation of the subaccount (no federal income taxes are applicable under present law).

2. is the net asset value per share of the portfolio held in the subaccount at the end of the last prior valuation period.

premium expense charge

Upon receipt of each payment and before allocation of the payment to the subaccounts or fixed account, we will deduct a premium expense charge. This charge, shown on Page 3A, is a percentage of the premium received.





NYLU598
administrative expense charge

The monthly administrative expense charge is equal to the administrative expense charge rate shown on Page 3A for the appropriate policy year, divided by 12, times the initial face amount, divided by 1000. This charge covers administration expenses and issuance costs.


A monthly administrative expense charge will also be assessed for each increase in face amount based on the effective date of each increase. The applicable charge is equal to the amount of increase times the rate shown on Page 3A for the appropriate policy year divided by 12, divided by 1,000.


monthly deductions

The monthly deduction is the sum of:

1.       A policy fee as shown on Page 3A;
2.       The administrative expense charge;
3.       The mortality and expense risk charge;
4.       The cost of insurance for the policy; and
5.       The cost of any benefit riders attached to the policy.


No cost of insurance charge, administrative expense charge, or policy fee will be assessed after the policy anniversary following the insured's 100th birthday.








                           .........Page 14
risk charge

The monthly mortality and expense risk charge is equal to the annual mortality and expense risk rate shown on Page 3A for the appropriate policy year, divided by 12, times the total value in the subaccount on the monthly deduction day.

Specifically, we bear the risk that the total amount of death benefits payable will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the policy will not be covered by administrative charges assessed.

cost of insurance

The cost of insurance is determined as follows:

1. Divide the death benefit as of the prior monthly deduction day by 1.00327374.

2. Subtract the policy value as of that prior monthly deduction day, and divide the result by 1000;

3. Multiply the results by the current cost of insurance rate. The cost of insurance rate is based on the insured's sex, issue age, policy year, and payment class. The rates will be determined by us, but they will never be more than the guaranteed rates shown on Page 5.

                                 SURRENDER VALUE

You may terminate your policy for its net surrender value, which may be paid in cash or under an income plan.

The net surrender value of this policy is the amount we will pay you if you ask us to stop this policy. It is equal to the policy value less the surrender charge less any policy debt. If the surrender charge is greater than the policy value, the surrender value is zero.

Termination will be effective on the date we receive your written request. We may require that your policy accompany your written request before making any payment.

surrender charge

The maximum surrender charges we will assess, based on the face amount at issue, are shown in the Surrender Charge Schedule on Page 4.




NYLU598

An additional layer of surrender charge will apply to an elective increase in face amount. The new layer of surrender charge will be positive for fourteen years from the effective date of the increase. The initial surrender charge on an increase is an amount per thousand of increase which varies by increase age, as shown in the Table on Page 4. The charge for any increase year can be calculated from the Table on Page 4 as follows:


1.       The amount per $1000 of increase, times
2.       The increase amount divided by 1000, times
3.       The Surrender Charge Percentage.

continuation of coverage

If you stop making payments, this policy and any riders will remain in effect as long as the net surrender value covers the monthly deductions or the policy is still in force as defined in the monthly guarantee premiums provision. This provision does not continue any riders beyond their normal termination dates.


reduced paid-up endowment

You may stop making payments and keep the policy in force as reduced paid-up endowment at age 100 insurance. The policy value will be transferred to the fixed account, and the net surrender value will be used as a single premium based on the insured's sex and age at the time the option is elected. The amounts of paid-up endowment at age 100 which can be purchased per $100 of net surrender value are shown on page 6. To request this benefit, write us. The reduced paid-up policy will have its own surrender value. The surrender value of a paid-up option surrendered within 30 days of a policy anniversary will not be less than the present value of future guaranteed benefits on the anniversary.


partial withdrawal


You may request a partial withdrawal of your net surrender value after the first policy year by writing to us. Your partial withdrawal will be effective on the next valuation date. You may specify how much of your partial withdrawal you wish taken from each subaccount or from the fixed account. However, you may not withdraw from the fixed account more than the total withdrawal times the ratio of the fixed account to your total policy value immediately prior to the withdrawal. The partial withdrawal service fee, as shown on Page 3A, may be deducted from the subaccounts and fixed accounts in the same proportion as the partial withdrawal, including on partial withdrawals after attained age 100.


                           .........Page 15


The policy value will be reduced by the amount of any partial withdrawal. Any policy with Death Benefit Option 1 will also have a reduction in the face amount. Partial withdrawals will first be applied to the most recent increase in face amount successively, and finally to the initial face amount. The minimum partial withdrawal amount is shown on Page 3A and the maximum partial withdrawal amount may not reduce the net surrender value below $500. In addition, the maximum partial withdrawal amount may not reduce the face amount below $25,000.


basis of values

Minimum surrender values are based on the 1980 CSO Mortality Table, age last birthday, male or female, smoker or nonsmoker, as appropriate. The minimums are not less than those required by the state in which the app is signed.

                                      LOANS


You may have a loan if you assign this policy to us as sole security. The amount of any loan request must not be such that the total amount of outstanding loans, loan interest, plus the requested loan exceeds 90% of the surrender value. Policy loans remain available after attained age 100.


We will ordinarily disburse proceeds of policy loans within seven days from the date of receipt of a request for a loan at our home office, although payments may be postponed under certain circumstances as detailed in the "deferment of payments" section on Page 21. As long as the policy remains in force, the loan may be repaid in whole or in part without penalty at any time while the insured is living.

loan interest

An amount equal to your policy value less all premiums paid may be taken as a preferred loan. The annual loan interest rate charged for preferred loans is shown on Page 3A. A standard loan is the amount that may be borrowed from the sum of premiums paid. The annual loan interest rate for standard loans is shown on Page 3A.







NYLU598
Interest on policy loans accrues daily and is due at the end of each policy year. Any interest not paid when due becomes part of the policy loan and will bear interest at the rates described in this provision.

When a policy loan is made, a portion of the policy value sufficient to secure the loan will be transferred to the loan account reducing the policy value in the separate account. Any loan interest that is due and unpaid will also be so transferred. All loan amounts will be transferred from the subaccounts and the fixed account to the loan account in the same allocation percentages as specified for premium payments. However, we will not withdraw loan amounts from the fixed account equaling more than the total loan multiplied by the ratio of the fixed account to your total account value immediately prior to the loan. Amounts transferred to the loan account will no longer be affected by the investment experience of the separate account and will instead accrue interest at the annual loan credited rate as shown on Page 3A.

loan repayment


You may pay back your loan and loan interest at any time, including after attained age 100. Payments must be designated as a loan repayment in order to be applied to the loan and loan interest. If you do not, we will deduct the loan and loan interest from the amounts we pay.


If your loan and loan interest exceed the surrender value, this policy will stop except as provided in the grace period section. We must mail a notice to you and all assignees at least 30 days before the policy stops.


                           OTHER TERMS OF YOUR POLICY

our contract with you


This policy, including any endorsements or riders, and the signed app are your entire contract with us. We issued it based upon your app and the payment made by you. A copy of the app is attached. Any supplemental app will also be attached to and made a part of the contract.






                           .........               Page 16

We will not use any statements, except those made in the app and any supplemental app, to challenge any claim or to avoid any liability under this policy. The statements made in the app will be treated as representations and not as warranties.

Only our officers have authority to change this policy. No agent may do this. Any change must be written.

when protection starts

The issue date is the date when this policy becomes effective if the insured is then living and the first payment has been made.

termination

This policy will terminate upon the earliest of the following events:

1.       Surrender of the policy; or

2.       End of the grace period; or

3.       Death of the insured.

misstatement of age or sex

If the insured's age or sex shown on the app has been misstated, any proceeds will be adjusted to the amount which the initial safety net premium would have purchased at the correct age and sex.

incontestability

Except as provided in the next provision or in any attached rider with an incontestability provision, we may not contest this policy once it has been in force while the insured is alive for 2 years from its issue date except for failure to make payments that cause the net surrender value to be too small to cover the monthly deductions required to keep this policy and its riders in force. If this policy is issued as a result of a term conversion, the contestable period is measured from the issue date of the original term policy.

We may not contest any increase in face amount once it has been in force while the insured is alive for 2 years from the effective date of the increase.

We may not contest any reinstatement of this policy or any benefit riders after they have been in force while the insured is alive for two years from the reinstatement date.




NYLU598
If the policy is rescinded under this provision:

1. We will only pay an amount equal to the policy value less any policy debt, unless otherwise prohibited by state laws or regulations; and

2.   The policy will stop.

suicide

If the insured dies by suicide within 2 years from the issue date of the policy:


1. We will only pay a refund of payments made less any policy debt and partial surrenders; and

2.   The policy will stop.


If this policy is issued as a result of a term conversion, the suicide period is measured from the issue date of the original term policy. If the insured dies by suicide within two years of the effective date of any increase in face amount, our liability with respect to the increase will be limited to the cost of insurance for the increase.

annual report

Each year we will send you an annual report following the policy anniversary. Each report will provide information on various transactions that took place during the policy year just completed, as well as information on the current status of the policy. This information will include items such as:

1.   The policy value as of the end of the current and prior year.

2.   Payments and withdrawals made during the year.

3.   The monthly deductions and expense charges made during the year.

4.   Earnings during the year.

5.   The current death benefit.

6.   The current surrender charges and surrender value.

7.   The amount of policy debt.

8.   Such additional information as required by applicable law or regulation.





                  Page 17
If you ask us, we will send you an additional report at any time during the policy year. We may charge you for this extra report, but the charge will be no more than $25. We will tell you what the current charge is before sending the report.

conformity with state law

This policy is subject to the laws of the state where the app was signed. If any part of the policy does not comply with the law, it will be treated by us as if it did.

nonparticipating

This policy is nonparticipating. It does not share in our profits or surplus earnings. We will pay no dividends on this policy.

compliance with federal laws

The two requirements below are intended to maintain the status of this policy as life insurance under the current Internal Revenue Code:

First, the amount of payments that you may pay is limited by law. We will conduct a test no less frequently than annually, and return any excess payments.

Second, the death benefit payable may not be less that the applicable percentage of your policy value. This percentage is based on the attained age as shown in the table below:




NYLU598


         Attained                   Applicable
             Age                    Percentage

     0 to 40                       250
        41                         243
        42                         236
        43                         229
        44                         222
        45                         215
        46                         209
        47                         203
        48                         197
        49                         191
        50                         185
        51                         178
        52                         171
        53                         164
        54                         157
        55                         150
        56                         146
        57                         142
        58                         138
        59                         134
        60                         130
        61                         128
        62                         126
        63                         124
        64                         122
        65                         120
        66                         119
        67                         118
        68                         117
        69                         116
        70                         115
        71                         113
        72                         111
        73                         109
        74                         107
     75 to 90                      105
        91                         104
        92                         103
        93                         102
   94 and above                    101

We will conduct a test monthly and increase the base death benefit, subject to our then current underwriting limits, to be equal to the applicable percentage of your policy value, if necessary. The death benefit will remain at that level unless it has to be increased again. These increases in death benefit will occur automatically and are not subject to evidence of insurability. If we cannot increase the death benefit due to underwriting limits, we will return the amount of policy value necessary so that the death benefit will be equal to the applicable percentage of your policy value after returning the amount.


We will perform any necessary action within 60 days of the end of the policy year in which the requirement has not been met.

We reserve the right to amend the policy to comply with:

1.   Future changes in the Internal Revenue Code;


2.   Any regulations or rulings issued under the Internal Revenue Code; and


3.   Any other requirements imposed by the Internal Revenue Service.

We will give you a copy of any such amendment.

payment of proceeds

The net death benefit, or the net surrender value in the event you withdraw it, will be paid in one sum or applied to any settlement option we then provide. When we pay the proceeds, we may ask that you give this policy back to us. No surrenders or partial withdrawals are permitted after payments under a settlement option have started.

Settlement options will include:

1. We will hold the proceeds at interest, and pay out the funds when the person entitled to them requests.

2. We will pay a selected monthly income until the proceeds, with interest, are exhausted.

3. We will pay a monthly income, based upon the amount of proceeds, interest rate and the age and sex of the person or persons receiving the funds, for a selected period or the lifetime of the person or persons to whom the funds are being paid.




NYLU598
At the time the proceeds are payable, we will inform you concerning the rate of interest to be paid on funds left with us. We guarantee that the rate of interest will not be less than 3%. We may pay interest in excess of the guaranteed rate. We will issue a supplementary contract setting forth the benefits to be paid and the rights of the beneficiary. Each election must include at least $5,000.00 of policy proceeds and must result in installment payments of not less than $50.00.

The following table shows the guaranteed monthly payment per $1,000.00 of policy proceeds over the fixed number of years shown.

         No. of            Monthly
         Years           Payment


    1                          $ 84.47
    2                          $ 42.86
    3                          $ 28.99
    4                          $ 22.06
    5                          $ 17.91
    6                          $ 15.14
    7                          $ 13.16
    8                          $ 11.68
    9                          $ 10.53
   10                          $ 9.61
   11                          $ 8.86
   12                          $ 8.24
   13                          $ 7.71
   14                          $ 7.26
   15                          $ 6.87
   16                          $ 6.53
   17                          $ 6.23
   18                          $ 5.96
   19                          $ 5.73
   20                          $ 5.51

The following are selected guaranteed lifetime monthly income amounts per $1,000.00 with payments guaranteed for at least 10, 15 and 20 years. The table is based on the Annuity 2000 Mortality Table and 3% interest. Monthly income amounts for other ages and guaranteed periods are determined in the same way. If the payee chooses monthly income with a guaranteed period, and a longer guaranteed period would provide the same monthly income, then we will deem that the payee has chosen the longest guaranteed period that would produce the same monthly income. Write us if you want to know other amounts.

Age Last
Birthday
When Benefit               10 Year Certain
Begins                     Male
Female

55                         4.41     4.13
56                         4.50     4.20
57                         4.58     4.28
58                         4.68     4.36
59                         4.78     4.45
60                         4.88     4.54
61                         4.99     4.63
62                         5.11     4.73
63                         5.23     4.84
64                         5.35     4.95
65                         5.49     5.07
66                         5.62     5.20
67                         5.77     5.33
68                         5.92     5.47
69                         6.07     5.62
70                         6.23     5.78
71                         6.39     5.94
72                         6.56     6.11
73                         6.73     6.29
74                         6.90     6.48
75                         7.08     6.67
76                         7.26     6.86
77                         7.43     7.06
78                         7.61     7.26
79                         7.78     7.46
80                         7.95     7.66
81                         8.11     7.86
82                         8.27     8.05
83                         8.42     8.23
84                         8.56     8.40
85 or older                8.69     8.55





NYLU598


Monthly Installment
15 Year Certain                     20 Year Certain
Male     Female                     Male    Female

4.34     4.09                       4.24    4.03
4.42     4.16                       4.30    4.09
4.50     4.23                       4.36    4.15
4.58     4.30                       4.43    4.22
4.66     4.38                       4.49    4.29
4.75     4.46                       4.56    4.35
4.84     4.55                       4.62    4.42
4.93     4.64                       4.69    4.49
5.03     4.73                       4.75    4.57
5.13     4.83                       4.82    4.64
5.23     4.93                       4.88    4.71
5.33     5.03                       4.94    4.78
5.43     5.14                       5.00    4.85
5.53     5.25                       5.06    4.92
5.63     5.36                       5.11    4.99
5.73     5.47                       5.16    5.05
5.83     5.58                       5.21    5.11
5.93     5.70                       5.25    5.17
6.02     5.81                       5.29    5.22
6.11     5.92                       5.33    5.27
6.20     6.03                       5.36    5.31
6.28     6.13                       5.39    5.35
6.36     6.22                       5.41    5.38
6.43     6.31                       5.43    5.40
6.49     6.40                       5.45    5.43
6.55     6.47                       5.46    5.45
6.60     6.54                       5.47    5.46
6.65     6.59                       5.48    5.48
6.69     6.64                       5.49    5.49
6.72     6.69                       5.50    5.49
6.75     6.73                       5.50    5.50
deferment of payments

We will pay any amounts due under the separate account of this policy within seven days, unless:

o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on such exchange is restricted;

o    An emergency  exists as defined by the Securities and Exchange  Commission;
     or

o The Securities and Exchange Commission permits delay for the protection of policy holders.

In addition, we may defer payment of any net surrender value in the fixed account for up to 6 months after you ask for it. If we defer payment for more than 10 days we will add interest at our current rate from the time you asked for such surrender value.


                                EXCHANGE OF PLAN

If this policy is in force, you may exchange it during the first two policy years after the policy date or within two years of an increase in face amount, for a policy in which values do not vary with the investment experience of the separate account. This exchange will be implemented by transferring your policy value to the fixed account and removing your future right to allocate funds to the separate account. We may require you to return this policy to us to amend before this exchange will be processed. This transfer will not be subject to the excess transfer fee.



NYLU598

                      FLEXIBLE PREMIUM VARIABLE LIFE POLICY

                   Minimum Premium Required in the First Year
                  Death Benefit Payable on the Insured's Death
                       Flexible Premiums Payable for Life
           The Death Benefit and other Values provided by this Policy are based on the investment experience of the Separate Account, the fixed account earnings, and other flexible factors.
        These values may vary based on investment and earnings experience and are not guaranteed as to a fixed dollar amount.


                                Nonparticipating

                      FLEXIBLE PREMIUM VARIABLE LIFE POLICY

                                Policy Amendment


This amendment is hereby added to the policy as of its issue date. It amends the Surrender Value provision of the policy.

We agree to waive the surrender charge defined in the policy, subject to the provisions of this amendment if at any time during the first five policy years, the actual cost of insurance rate charged is greater than the rate provided by the rate scale in effect on the issue date for the issue age, sex, and payment class of the insured.

The cost of insurance rate can never be greater than those shown on Page 5.

The offer to waive surrender charges will expire 60 days after we notify you that the above has occurred. If you ask to surrender the policy for its surrender value before this offer expires, we will pay you the policy value less any loan and accrued loan interest but we will not deduct the surrender charge.

If you ask to surrender the policy more than 60 days after the offer to waive surrender charges is made, we will deduct the surrender charge as shown in the policy.




                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                 Casey J. Sylla
                                    Chairman












NYLU608

NYLU602
                  Primary Insured Term Insurance Benefit Rider

AR 9402
benefit
We will pay the death benefit provided by this rider if we pay the policy death benefit and this rider was in force when the insured died. The death benefit for this rider is shown in the Policy Data.

beneficiary
You may name a different beneficiary to receive the benefit for this rider. Otherwise we will pay it to the beneficiary for the policy death benefit.

when this rider stops
This rider will stop:

1.   on the monthly activity day next following the insured's 80th birthday; or

2.   when this rider is exchanged as provided; or

3.   on the monthly activity day after you make a written request; or

4.   when the policy stops.

exchange of this rider
Prior to the insured's 75th birthday, you may exchange this rider for a new policy. The exchange will be made on the following conditions.

1.   This rider must be in force when you make the exchange.

2.   The request for exchange must be written.

3. The new policy selected by you must be a whole life plan, or flexible premium adjustable life plan, then sold by us.

4. The death benefit of the new policy will not be greater than the death benefit of this rider on the date of exchange, but never less than $10,000.

5.   The issue date of the new policy will be the date of exchange.

6. The premium for the new policy will be based on the insured's sex, attained age and the payment class applicable to this rider. No new evidence of insurability will be required.

7. Any benefit riders providing additional benefits in the event of disability or death will be made a part of the new policy only with our consent.

In addition, on or after the first policy anniversary and prior to the insured's 75th birthday, you may exchange this rider to the base policy for permanent coverage. Conditions 1 and 2 above apply together with the following:

o The face amount of the policy will be increased by an amount you choose, but not greater than the benefit provided by this rider.

o The start date of the increase in face amount will be the date of exchange. The rider will stop at that time.

o The required premium, additional surrender charge and cost of insurance deduction for the increase in face amount will be based on the insured's sex, attained age and payment class applicable to this rider. No new evidence of insurability will be required.

basis of computations
The reserves for this rider are computed upon the Commissioners 1980 Standard Ordinary Mortality Table, interest as prescribed in the Standard Valuation Law, the insured's age last birthday, and the assumption that deaths occur at the end of policy years.

other terms of this rider

1. This rider is made a part of the policy on the issue date, and except as provided is subject to all terms of the policy.

2. The cost for this rider is included in the monthly deductions. The amount of deductions required will never exceed the rates shown in the Policy Data.

The issue date of this rider is the issue date of the policy unless a later date is stated here:

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
         [GRAPHIC OMITTED][GRAPHIC OMITTED]
                  Casey J. Sylla
                     Chairman

NYLU603
                 Additional Insured Term Insurance Benefit Rider

AR 9402
benefit
We will pay the amount insured provided by this rider when we receive proof that the additional insured died while this rider was in force. The additional insured and the death benefit for this rider are shown in the Policy Data.

beneficiary
Any amount payable under this rider upon the death of an additional insured will be paid to you, unless otherwise provided. If you are deceased, payment will be made to the estate of such additional insured.

exchange of this rider
Prior to the additional insured's 75th birthday, you may exchange this rider for a new policy insuring the life of the additional insured. The exchange will be made on the following conditions:

1.   This rider must be in force when you make the exchange.

2.   The request for exchange must be written.

3. The new policy selected by you must be a whole life plan, or flexible premium adjustable life plan, then sold by us.

4. The death benefit of the new policy will not be greater than the death benefit of this rider on the date of exchange, but never less than $10,000.

5.   The issue date of the new policy will be the date of exchange.

6. The premium for the new policy will be based on the additional insured's sex, attained age and the payment class applicable to this rider. No new evidence of insurability will be required.

7. Any benefit riders providing additional benefits in the event of disability or death will be made a part of the new policy only with our consent.

In addition, a special exchange provision will be allowed to any additional insured if the policy stops due to the death of the insured or because the insured reached age 99. This special exchange will be allowed regardless of the age of the additional insured. All other conditions listed above will still apply.

when this rider stops
This rider will stop:

1. on the monthly activity day next following the additional insured's 80th birthday; or

2.   when this rider is exchanged as provided; or

3.   on the monthly activity day after you make a written request; or

4.   when the policy stops.

basis of computations
The reserves for this rider are computed upon the Commissioners 1980 Standard Ordinary Mortality Table, interest as prescribed in the Standard Valuation Law, the insured's age last birthday, and the assumption that deaths occur at the end of policy years.

other terms of this rider

1. This rider is made a part of the policy on the issue date, and except as provided is subject to all terms of the policy.

2. The cost for this rider is included in the monthly deductions. The amount of deductions required will never exceed the rates shown in the Policy Data.

The issue date of this rider is the issue date of the policy unless a later date is stated here:

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


         [GRAPHIC OMITTED][GRAPHIC OMITTED]

                  Casey J. Sylla
                     Chairman

NYLU604
                 Additional Insured Term Insurance Benefit Rider

AR 9402
benefit
We will pay the amount insured provided by this rider when we receive proof that the additional insured died while this rider was in force. The additional insured and the death benefit for this rider are shown in the Policy Data.

beneficiary
Any amount payable under this rider upon the death of an additional insured will be paid to you, unless otherwise provided. If you are deceased, payment will be made to the estate of such additional insured.

exchange of this rider
Prior to the additional insured's 75th birthday, you may exchange this rider for a new policy insuring the life of the additional insured. The exchange will be made on the following conditions:

1.   This rider must be in force when you make the exchange.

2.   The request for exchange must be written.

3. The new policy selected by you must be a whole life plan, or flexible premium adjustable life plan, then sold by us.

4. The death benefit of the new policy will not be greater than the death benefit of this rider on the date of exchange, but never less than $10,000.

5.   The issue date of the new policy will be the date of exchange.

6. The premium for the new policy will be based on the additional insured's sex, attained age and the payment class applicable to this rider. No new evidence of insurability will be required.

7. Any benefit riders providing additional benefits in the event of disability or death will be made a part of the new policy only with our consent.

In addition, a special exchange provision will be allowed to any additional insured if the policy stops due to the death of the insured or because the insured reached age 99. This special exchange will be allowed regardless of the age of the additional insured. All other conditions listed above will still apply.

when this rider stops
This rider will stop:

1. on the monthly activity day next following the additional insured's 80th birthday; or

2.   when this rider is exchanged as provided; or

3.   on the monthly activity day after you make a written request; or

4.   when the policy stops.

basis of computations
The reserves for this rider are computed upon the Commissioners 1980 Standard Ordinary Mortality Table, interest as prescribed in the Standard Valuation Law, the insured's age last birthday, and the assumption that deaths occur at the end of policy years.

other terms of this rider

1. This rider is made a part of the policy on the issue date, and except as provided is subject to all terms of the policy.

2. The cost for this rider is included in the monthly deductions. The amount of deductions required will never exceed the rates shown in the Policy Data.

The issue date of this rider is the issue date of the policy unless a later date is stated here:

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


         [GRAPHIC OMITTED][GRAPHIC OMITTED]

                  Casey J. Sylla
                     Chairman

Allstate Life Insurance Company of New York
------------------------------------------------------------------------------
Continuation of Payment Rider
------------------------------------------------------------------------------

Benefit - We will credit the policy with payments equal to the monthly disability benefit on each monthly activity day:

1.       after the insured becomes totally disabled; and

2.       while total disability continues.

Monthly Disability Benefits - The monthly disability benefit is shown in the Schedule. After the first policy year, you may ask for an increase or decrease in the monthly disability benefit by writing to us. If you want an increase you must fill out an app that we will send you. We will tell you in writing if we approve it. An increase will start on the next monthly activity day after we approve it. A decrease will take effect on the next monthly activity day after we receive your request. You may not increase the monthly disability benefit more than once per year. You may not decrease it to less than $10.

Definition Of Total Disability - Total disability means the insured has a disability which:

1.   was caused by injury or disease;

2.   first began while this rider is in force;

3.   has lasted 6 straight months;

4.   is not described in the section  called  causes of disability  not covered;
     and

5. keeps the insured from doing any work for which the insured is reasonably suited by education, training or experience.

Causes Of Disability Not Covered - The insured will not qualify for benefits from this rider if disability is caused by:

1.   injury the insured caused on purpose; or

2.   war or any act of war, whether declared or undeclared.

Notice Of Proof Of Claim - Written notice of a claim and proof of total disability must be given to us at our home office:

1.   during the lifetime of the insured; and

2.   within 1 year after the beginning of total disability.


                                                         [001999999999]
                                                              [NY]
Failure to give notice and proof within 1 year will not keep us from approving a claim if it is shown that the notice and proof were given as soon as was reasonably possible.

Prior to the approval of any claim for this benefit and while total disability continues, we may require that the insured be examined by a physician we choose.

When we approve a claim for this benefit, we will also credit the policy with payments of the monthly disability benefit for the months since the insured became disabled; however no benefit payments will be credited for months more than 1 year prior to the time we receive proof of claim.

Proof Of Continuance - After approval of a claim for this benefit, we may require proof of the continuance of total disability. We will not require proof more often than once a year after total disability has continued for 2 full years. If proof is not furnished on request or if the insured fails to submit to a medical examination that we request, we will stop crediting the policy with benefit payments.

Notice Of Recovery - You must give immediate notice to us when the insured ceases being totally disabled.

Recurrence Of Prior Disability - If, following recovery from a total disability which has lasted for at least 6 straight months, the insured suffers another total disability which:

1.       begins within 30 days of recovery; and

2.       is due to the same or related causes as the prior total disability;

then, the total disability shall be considered to have continued during the period between recovery and recurrence of total disability.

Continuation Of Coverage - If the cash value becomes too small to continue the full benefits as provided in the policy and any benefits riders, we will reduce the amount of coverage provided by the policy and benefit riders to the amount which the cash value including this benefit will provide. We will reduce the coverages on a pro-rata basis after a 60 day grace period. All Increasing Insurance Riders will stop. We will not reduce the monthly disability benefit at the time. We will give you written notice before we reduce the amount of coverage. To increase the amount of coverage on any insured under the policy or its benefit after it has been reduced, you must give us due proof that the insured(s) is (are) still insurable.

When This Rider Stops - This rider will stop:

1. on the policy anniversary following the insured's 60th birthday; however, such termination will not affect a claim for this benefit occurring before that date; or

2.   on the monthly activity day after you make a written request; or

3.   when the policy stops.


NYLU593                                                 [001999999999]
                                                              [NY]
Other Terms Of This Rider -

1. This rider is made a part of the policy and except as provided is subject to all the terms of the policy.

2. You may make payments while the insured is disabled. The benefit payments we make will not be reduced because of any payments that you make.

The start date of this rider is the issue date unless a later date is stated in an endorsement to the policy.

Monthly Cost of This Rider - The cost for this rider is included in the monthly deductions while this rider remains in force. The monthly cost of this rider per $100 of annual disability benefit is shown in the table below, based on the sex of the insured and the attained age of the insured on the start date of this rider. The annual disability benefit is the monthly disability benefit multiplied by 12.

             Rates per $100                         Rates per $100                        Rates per $100
             --------------                         --------------                        --------------
   Age           Male     Female         Age           Male      Female         Age          Male      Female
   ---           ----     ------         ---           ----      ------         ---          ----      ------
       15     0.23000    0.33000             29     0.33000     0.47970             43    0.47000     0.68000
       16     0.24000    0.35010             30     0.34000     0.48960             44    0.50000     0.73000
       17     0.25000    0.36000             31     0.34000     0.48960             45    0.53000     0.77000
       18     0.26000    0.37980             32     0.34000     0.48960             46    0.56000     0.81000
       19     0.27000    0.38970             33     0.35000     0.51000             47    0.60000     0.87000
       20     0.28000    0.41000             34     0.35000     0.51000             48    0.64000     0.93000
       21     0.29000    0.42000             35     0.36000     0.52000             49    0.68000     0.99000
       22     0.30000    0.44000             36     0.37000     0.54000             50    0.73000     1.06000
       23     0.31000    0.45000             37     0.38000     0.54990             51    0.78000     1.13000
       24     0.32000    0.45990             38     0.39000     0.56970             52    0.84000     1.22000
       25     0.33000    0.47970             39     0.39000     0.56970             53    0.91000     1.32000
       26     0.33000    0.47970             40     0.41000     0.59000             54    0.98000     1.42000
       27     0.33000    0.47970             41     0.43000     0.62000             55    1.06000     1.54000
       28     0.33000    0.47970             42     0.45000     0.64980




                  Secretary                    Chairman





NYLU593                                              [001999999999]
                                                             [NY]